UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☒	Revised Preliminary Information Statement
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SAMSONITE CORPORATION
(Name of Registrant as Specified In Its Charter)

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Revised Preliminary Copy—Subject to Completion

SAMSONITE CORPORATION
575 West Street
Mansfield, Massachusetts 02048

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

June [  ], 2007

Dear Samsonite Stockholder:

The purpose of the accompanying Information Statement is to inform the holders of record of shares of our common stock, par value $0.01 (the “Common Stock”), as of the close of business on May 31, 2007, that our Board of Directors (the “Board”) has unanimously approved, and that Ares Corporate Opportunities Fund, L.P. and Ares Leveraged Investment Fund, L.P. (together “Ares”), Bain Capital (Europe) LLC (“Bain”) and the Ontario Teachers, Pension Plan Board (“OTPP”, and together with Ares and Bain, the “Major Stockholders”), the record holders of an aggregate of 552,917,780 shares of Common Stock, or approximately 75% of the Common Stock outstanding as of May 31, 2007, have consented in writing to the following actions:

1.      Adoption of a Restated Certificate of Incorporation in connection with the proposed admission to listing of our shares of Common Stock on the Official List of the U.K. Financial Services Authority and to trading on the main market for listed securities of the London Stock Exchange plc (“Admission”). The Restated Certificate of Incorporation will contain provisions (collectively, the “Charter Amendments”) that will, among other things:

(a)           effect a one (1) for three and one half (3.5) reverse split of the Company’s issued and outstanding Common Stock;

(b)          provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, subject to certain exceptions, the Company shall not issue for sale (a) any shares of Common Stock or (b) any other shares of the Company’s capital stock other than shares that carry a right to participate only up to a specified amount in dividend distributions or distributions to stockholders upon liquidation, dissolution or winding up of the Company (clause (a) and (b) together referred to herein as “Equity Securities”), on any terms unless such Equity Securities have first been offered to existing holders of the Company’s Equity Securities on a pre-emptive and pro rata basis;

(c)           provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, each stockholder who beneficially owns or ceases to beneficially own 3% of the voting power of the outstanding shares of capital stock of the Company is required to notify the Company upon acquisition or disposal of such shares. In addition, any stockholder who has an interest of 3% or more of the voting power of the outstanding shares of capital stock of the Company is required to notify the Company on any occasion that such stockholder’s interest increases or decreases by one or more percentage points.

(d)          provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, the Board may send a disclosure notice in writing to any person that the Board determines to beneficially own or to be reasonably likely to beneficially own shares of capital stock of the Company, requiring such person to identify any stock of the Company that such person beneficially owns and to give such further information as may be required by the Board;

(e)           provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, the Company may not, without the affirmative vote of the holders of at least a majority of the Company’s shares of capital stock that are entitled to vote, subject to certain exceptions:

(i)             issue new shares of capital stock; or

(ii)         make a purchase of its own shares of capital stock;

(f)             provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, the Company may not, without the affirmative vote of the holders of at least 75% of the Company’s shares of capital stock that are entitled to vote:

(i)             waive the pre-emptive rights described in (b) above, or

(ii)         amend or alter the Company’s Restated Certificate of Incorporation or issue shares of preferred stock; and

(g)           provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, subject to certain exceptions applicable to the Major Stockholders and as described more fully in the accompanying Information Statement, (i) any person that acquires beneficial ownership of shares of the Company’s capital stock representing 30% or more of the Company’s voting power will be required to make a cash offer for the remaining shares of the Company’s capital stock at the highest price such person has paid for shares of the Company’s capital stock in the preceding 12 months, and (ii) any person that beneficially owns shares of the Company’s capital stock representing between 30% and 50% of the Company’s voting power and that then acquires additional shares of the Company’s capital stock representing 1% or more of the Company’s voting power must also make such a mandatory offer.

2.      Adoption of the 2007 Equity Incentive Plan (the “Plan”).

The full text of the Restated Certificate of Incorporation and the Plan are attached as appendices to the accompanying Information Statement.

Approval of the Charter Amendments and the Plan requires the consent of the holders of a majority of the outstanding Common Stock of the Company. Pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), the holders of at least a majority of the Company’s outstanding voting shares are permitted to approve the Charter Amendments and the Plan by written consent in lieu of a meeting, provided that prompt notice of such action is given to the stockholders of the Company who have not consented in writing. On May 31, 2007, the Major Stockholders delivered to the Company their signed written consent to the Charter Amendments and the Plan. Such written consent of the Major Stockholders assures that the Plan will be adopted and the Charter Amendments will occur without the concurrence of the Company’s other stockholders. It should be noted that, pursuant to Section 242(c) of the DGCL, notwithstanding the authorization of the Charter Amendments by the Major Stockholders, the Board may abandon such Charter Amendments any time prior to the filing of our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware without further action by any of the stockholders of the Company.

The accompanying Information Statement contains certain additional information about the Charter Amendments and the Plan and is first being sent on or about June [  ], 2007 to record holders of the Common Stock as of May 31, 2007. The Information Statement is being furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934 and the regulations promulgated thereunder and will serve as the notice required by Section 228 of the DGCL.

Sincerely,
Marcello Bottoli
Chief Executive Officer

Revised Preliminary Copy—Subject to Completion

SAMSONITE CORPORATION
575 West Street
Mansfield, Massachusetts 02048

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Information Statement is furnished to the holders of record of shares of common stock, par value $0.01 (the “Common Stock”), as of the close of business on May 31, 2007, of Samsonite Corporation (the “Company”, “we”, “us” or “our”) to inform such stockholders that our Board of Directors (the “Board”) has unanimously approved, and that Ares Corporate Opportunities Fund, L.P. and Ares Leveraged Investment Fund, L.P. (together, “Ares”), Bain Capital (Europe) LLC (“Bain”) and the Ontario Teachers' Pension Plan Board (“OTPP”, and together with Ares and Bain, the “Major Stockholders”), the record holders of an aggregate of 552,917,780 shares of Common Stock, or approximately 75% of the Common Stock outstanding as of May 31, 2007, have consented in writing to the following actions:

1.      Adoption of a Restated Certificate of Incorporation in connection with the proposed admission to listing of our shares of Common Stock on the Official List of the U.K. Financial Services Authority and to trading on the main market for listed securities of the London Stock Exchange plc (“Admission”). The Restated Certificate of Incorporation will contain provisions (collectively, the “Charter Amendments”) that will, among other things:

(a)           effect a one (1) for three and one half (3.5) reverse split of the Company’s issued and outstanding Common Stock;

(b)          provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, subject to certain exceptions, the Company shall not issue for sale (a) any shares of Common Stock or (b) any other shares of the Company’s capital stock other than shares that carry a right to participate only up to a specified amount in dividend distributions or distributions to stockholders upon liquidation, dissolution or winding up of the Company (clause (a) and (b) together referred to herein as “Equity Securities”), on any terms unless such Equity Securities have first been offered to existing holders of the Company’s Equity Securities on a pre-emptive and pro rata basis;

(c)           provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, each stockholder who beneficially owns or ceases to beneficially own 3% of the voting power of the outstanding shares of capital stock of the Company is required to notify the Company upon acquisition or disposal of such shares. In addition, any stockholder who has an interest of 3% or more of the voting power of the outstanding shares of capital stock of the Company is required to notify the Company on any occasion that such stockholder’s interest increases or decreases by one or more percentage points.

(d)          provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, the Board may send a disclosure notice in writing to any person that the Board determines to beneficially own or to be reasonably likely to beneficially own shares of capital stock of the Company, requiring such person to identify any stock of the Company that such person beneficially owns and to give such further information as may be required by the Board;

(e)           provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, the Company may not, without the affirmative vote of the holders of at least a majority of the Company’s shares of capital stock that are entitled to vote, subject to certain exceptions:

(i)             issue new shares of capital stock; or

(ii)         make a purchase of its own shares of capital stock;

(f)             provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, the Company may not, without the affirmative vote of the holders of at least 75% of the Company’s shares of capital stock that are entitled to vote:

(i)             waive the pre-emptive rights described in (b) above, or

(ii)         amend or alter the Company’s Restated Certificate of Incorporation or issue shares of preferred stock; and

(g)           provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, subject to certain exceptions applicable to the Major Stockholders and as described more fully in the accompanying Information Statement, (i) any person that acquires beneficial ownership of shares of the Company’s capital stock representing 30% or more of the Company’s voting power will be required to make a cash offer for the remaining shares of the Company’s capital stock at the highest price such person has paid for shares of the Company’s capital stock in the preceding 12 months, and (ii) any person that beneficially owns shares of the Company’s capital stock representing between 30% and 50% of the Company’s voting power and that then acquires additional shares of the Company’s capital stock representing 1% or more of the Company’s voting power must also make such a mandatory offer.

2.      Adoption of the 2007 Equity Incentive Plan (the “Plan”).

Approval of the Charter Amendments and the Plan requires the consent of the holders of a majority of the outstanding Common Stock of the Company. As of May 31, 2007, there were 742,055,533 shares of Common Stock outstanding. Each share of Common Stock outstanding entitles the holder thereof to one vote on all matters brought before the stockholders.

Pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), the holders of at least a majority of the Company’s outstanding Common Stock are permitted to approve the Charter Amendments and the Plan by written consent in lieu of a meeting, provided that prompt notice of such action is given to the stockholders of the Company who have not consented in writing. On May 31, 2007, the Major Stockholders delivered to the Company their signed written consent to to the Charter Amendments and the Plan. Such written consent of the Major Stockholders assures that the Plan will be adopted and the Charter Amendments will occur without the concurrence of the Company’s other stockholders.

This Information Statement is first being sent on or about June [  ], 2007 to holders of the Common Stock as of May 31, 2007. The Information Statement is being furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934 and the regulations promulgated thereunder and will serve as the notice required by Section 228 of the DGCL.

THE CHARTER AMENDMENTS

General

Set forth below is a brief summary of the reasons for and the general effects of the Charter Amendments. The Charter Amendments will become effective upon the filing of our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), but in no event will such Charter Amendments become effective earlier than 20 days from the date on which we first send this Information Statement to our stockholders.

We currently intend to file our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on or about July [    ], 2007, or such other date that immediately precedes Admission.

It should be noted that, pursuant to Section 242(c) of the DGCL, notwithstanding the authorization of the Charter Amendments by the Major Stockholders, the Board may abandon such Charter Amendments any time prior to the Effective Time without further action by the stockholders of the Company. Accordingly, if we decide not to pursue our strategy to apply for our shares of Common Stock to be admitted to listing on the Official List of the U.K. Financial Services Authority and to trading on the main market for listed securities of the London Stock Exchange or if we expect that Admission will not occur for any reason, then we will not file the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and, as a result, the Charter Amendments will not become effective.

In addition, although the Charter Amendments are not being adopted as a response to any specific effort to accumulate the Company’s Common Stock or otherwise obtain control of the Company, certain of the Charter Amendments, including the U.K. Provisions discussed below, could potentially make it difficult to acquire control of the Company by means of a tender offer, open market purchases or otherwise and could therefore have certain anti-takeover effects. The validity of such provisions has not been determined by any Delaware or other U.S. court, and there can be no assurance that these provisions would be upheld or enforced by a Delaware or other U.S. court in any or all respects or, if upheld and enforced, that a Delaware or other U.S. court would construe these provisions in the same way as an English court or the Panel on Takeovers and Mergers in the United Kingdom might. Notwithstanding the foregoing, the Company is not aware of any relevant court or jurisdiction in the United States that has not upheld or enforced similar provisions, nor is the Company aware of any Delaware or other relevant U.S. court that has construed these provisions differently than an English court or the Panel on Takeovers and Mergers in the United Kingdom.

The following summary description of the Charter Amendments is not intended to be complete and is qualified in its entirety by reference to the complete text of the Restated Certificate of Incorporation, a copy of which is attached to this Information Statement as Appendix A.

Reasons for the Charter Amendments

The Board has considered the advantages and disadvantages of adopting the Charter Amendments and believes that the adoption of the Charter Amendments will be in the best interests of the Company and its stockholders.

The Board approved the reverse stock split described below because the Board believes that it will enhance stockholder value and may increase the trading price of the Company’s Common Stock. An increase in the price of the Company’s Common Stock could, in turn, generate greater investor interest in the Company, thereby enhancing the marketability of the Company’s Common Stock to the financial community. The Board believes that such enhanced marketability is especially important given that the Company currently plans to engage in a public offering of its Common Stock and to apply for such Common Stock to be admitted to listing on the Official List of the U.K. Financial Services Authority and to trading on the main market for listed securities of the London Stock Exchange.

In determining that the reverse stock split is in the best interests of the Company and its stockholders, the Board considered that the effect of the reverse stock split upon the market price for the Company’s Common Stock cannot be accurately predicted and that an increase in the Company’s share price is not a certainty. Furthermore, there can be no assurance that the market price of the Company’s Common Stock immediately after the reverse stock split will be maintained for any period of time. In addition, there are a number of reasons why potential investors might view a reverse stock split negatively. For example, by effectively increasing the price of a company’s stock while simultaneously reducing the number of shares outstanding, a reverse split could adversely affect the liquidity of the company’s stock and could raise the price of the stock to a level that certain investors might perceive as too expensive. Furthermore, since reverse stock splits have in the past been used by other companies as a means of artificially inflating stock prices for the sole purpose of keeping such companies’ stock prices above the thresholds for listing on national stock exchanges, some investors might view a reverse stock split in a negative light. Moreover, because some investors may view a reverse stock split negatively, there can be no assurance that the reverse stock split will not adversely affect the market price of the Company’s Common Stock or, alternatively, that the market price following the reverse stock split will either exceed or remain in excess of the current market price, as quoted on the OTC Bulletin Board under the symbol “SAMC”. Notwithstanding the foregoing concerns, the Board believes that the benefits of the reverse stock split, and specifically the potential for enhanced marketability of the Company’s Common Stock, outweigh any uncertainties associated with the reverse stock split.

The Board approved the inclusion in our Restated Certificate of Incorporation of the (i) pre-emptive rights provisions, (ii) majority approval and supermajority approval, (iv) the “disclosure of beneficial ownership” provisions, (iv) “provision of information” provisions, and (v) takeover provisions (collectively, the “U.K. Provisions”) described below because similar provisions have been included in the charter documents of certain non-U.K. companies that have applied for their shares to be admitted to listing on the Official List of the U.K. Financial Services Authority and to trading on the main market for listed securities of the London Stock Exchange. The inclusion of the U.K. Provisions is not required for the Company’s shares to be admitted to the Official List of the U.K. Financial Services Authority and to trading on the London Stock Exchange. However, the Board believes that the inclusion of the U.K. Provisions will be in the best interests of the Company and its stockholders because such provisions would make the Company’s Restated Certificate of Incorporation more closely resemble the constitutional documents of a typical U.K. company, which may enhance liquidity of the Company’s Common Stock. The U.K. provisions are customary features of large U.K. companies with capitalization similar to that of Samsonite that are listed on the London Stock Exchange. The affirmative obligations imposed on the Company’s stockholders by U.K. Provisions are modeled on provisions that, under English law, are automatically applicable to companies incorporated in England and listed on the Official List of the U.K. Financial Services Authority and traded on the London Stock Exchange. However, these provisions of English law would not bind the Company, as it is a Delaware corporation, even if the Company’s shares were admitted to listing on the Official List of the U.K. Financial Services Authority and to trading on the London Stock Exchange. The U.K. Provisions therefore introduce into the Company’s charter certain provisions that would not otherwise apply to a U.S. incorporated company. In addition, the Board believes that the absence of the U.K. Provisions may discourage or prevent certain investors from participating in public offerings of the Company’s Common Stock.

It should be noted that, although the affirmative obligations that the Company has imposed on its stockholders are substantially similar to the affirmative obligations that would automatically apply under English law to the stockholders of an English company, the remedial provisions contained in the Company’s Restated Certificate of Incorporation differ from the remedial provisions that would automatically apply under English law to an English company. In England, non-compliance with the English law equivalents of the U.K. Provisions would result in a breach of the U.K. Companies Act, entitling the English company to obtain a court order restricting the rights of the defaulting stockholder. The possible effects of such an order (subject to such discretion as the court may exercise) include that any subsequent transfer of the defaulting stockholder’s shares would be void, no voting rights would be exercisable in respect of such shares, and (except in a liquidation) the company would not be required to pay any dividends or other payments on such shares. An English court could also grant an order requiring a forced sale of the shares of the defaulting stockholder. However, since English statutory provisions are not applicable to the Company, under the Company’s Restated Certificate of Incorporation, the Company has provided that non-compliance with the U.K. Provisions would result, at the discretion of the Board, in loss of the voting rights of the non-complying stockholder.

Certain Effects of the Charter Amendments

Reverse Stock Split

Upon the Effective Time, every three and one half (3.5) shares of Common Stock issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock authorized by Article IV of the Restated Certificate of Incorporation, without any action by the holder thereof, subject to the treatment of fractional interests as described below (the “Reverse Split”).

Stockholders who, immediately prior to the Effective Time, own a number of shares of Old Common Stock which is not evenly divisible by three and one half (3.5) shall, with respect to such fractional interest, be entitled to receive cash from the Company in lieu of fractional shares of Common Stock, equal to such fraction of a share of Common Stock as such stockholder would otherwise be entitled to receive upon the effectiveness of the Reverse Split multiplied by the fair market value of a share of Common Stock as of the Effective Time, as determined in good faith by the Board.

Each certificate that prior to the Reverse Split represented shares of Old Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Old Common Stock represented by the Old Certificate shall have been reclassified and combined (and, if applicable, the right to receive cash in lieu of fractional shares); provided that each person holding of record an Old Certificate shall be entitled to receive, upon surrender of such Old Certificate, a new certificate or certificates evidencing and representing the number of whole shares of Common Stock to which such person is entitled pursuant to the Reverse Split.

Assuming the Reverse Split had occurred on April 30, 2007, the immediate effect of the Reverse Split would have been to reduce the total number of shares of our Common Stock from approximately 742,032,974 shares issued and outstanding to approximately 212,009,421 shares issued and outstanding. The par value of our Common Stock under our Restated Certificate of Incorporation will be unaffected by the Reverse Split. Accordingly, the number of authorized but unissued shares of our Common Stock will be increased significantly by the Reverse Split because the Reverse Split will have the effect of decreasing by a factor of three and one half (3.5) the number of outstanding shares of our Common Stock.

The Reverse Split will affect all holders of our Common Stock uniformly and will not materially affect any stockholder’s percentage ownership interest in us, except that certain stockholders who would otherwise be entitled to receive only fractional shares upon the Reverse Split will instead receive cash payments in lieu of such fractional shares and will no longer hold any shares of Common Stock.

In addition, upon the Effective Time, all outstanding options, warrants and other convertible or exercisable securities, if any, entitling the holders thereof to purchase shares of Common Stock will entitle such holders to receive, upon exercise of their securities, a number of shares of Common Stock equal to the number of shares of Common Stock that such holders could have purchased immediately prior to the Effective Time upon exercise or conversion of their securities divided by three and one half (3.5).

The Reverse Split will not affect the registration of our Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will it change our periodic reporting and other obligations thereunder.

The Board is not aware of any present efforts by anyone to accumulate our Common Stock, and the Reverse Split is not intended to be an anti-takeover device.

Pre-Emptive Rights Provisions

Our Restated Certificate of Incorporation will provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, unless such pre-emptive rights have been waived by the affirmative vote of the holders of at least 75% of our shares of the Company’s capital stock entitled to vote and represented at a meeting of the stockholders (at which a quorum is present) called for such purpose, the Company shall not issue for sale (a) any shares of Common Stock or (b) any other shares of the Company’s capital stock other than shares that carry a right to participate only up to a specified amount in dividend distributions or distributions to stockholders upon liquidation, dissolution or winding up of the Company (clause (a) and (b) together referred to herein as “Equity Securities”), on any terms unless such Equity Securities have first been offered to existing holders of the Company’s Equity Securities on a pre-emptive and pro rata basis. Such pre-emptive rights will not apply to (i) the issuance of shares of Common Stock in connection with the public offering to be completed on Admission, (ii) any issuance of Equity Securities pursuant to an employee stock option plan, (iii) any issuance of Equity Securities resulting from the conversion or exercise of convertible securities, warrants, options or other subscription rights that were themselves, if offered after Admission, offered to existing holders on a pre-emptive and pro rata basis, (iv) any issuance of Equity Securities resulting from the conversion of stock or other securities of any other corporation pursuant to a merger, acquisition or other corporate reorganization and (v) any issuance of Equity Securities for consideration, wholly or partly, otherwise than in cash. In addition, until the annual meeting of the stockholders of the Company in 2008, the pre-emptive rights will not apply to any issuance of Equity Securities which (together with any other Equity Securities issued in accordance with this exemption since Admission, but excluding any Equity Securities issued in accordance with clauses (i) to (v) of the preceding sentence) comprise less than 5% of the total number of issued shares of the Company immediately following Admission.

Majority Approval and Supermajority Approval

Our Restated Certificate of Incorporation will provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, the Company will not be permitted to issue new shares of capital stock without the affirmative vote of the holders of at least a majority of our shares of capital stock entitled to vote and represented at a meeting of our stockholders (at which a quorum is present) called for such purpose. The restriction on issuing new shares of capital stock of the Company will not apply to (i) the issuance of shares of Common Stock in connection with the public offering to be completed upon Admission, (ii) any issuance of shares pursuant to an employee stock option plan and (iii) any issuance of shares resulting from the conversion or exercise of convertible securities, warrants, options or other subscription rights. In addition, until the annual meeting of the stockholders of the Company in 2008, the restriction on issuing new shares of capital stock of the Company will not apply to any issuance of shares of any class of capital stock which (together with any other shares issued by the Company in accordance with this exemption since Admission, but excluding any shares issued in accordance with clauses (i) to (iii) of the preceding sentence) comprise less than one third of the total number of issued shares of capital stock of the Company immediately following Admission.

Our Restated Certificate of Incorporation will provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, the Company is not permitted, without the affirmative vote of the holders of at least a majority of shares of the Company’s capital stock entitled to vote and represented at a meeting of our stockholders (at which a quorum is present) called for such purpose, to make a purchase of its own shares of capital stock other than the purchase of shares of any class of capital stock of the Company (i) in connection with an employee stock option plan, or (ii) to be held in treasury and not retired, reduced or otherwise eliminated. Until the annual meeting of the stockholders of the Company in 2008, the restriction on purchasing shares of capital stock of the Company will not apply to the purchase by the Company of shares of capital stock which (together with any other shares purchased by the Company in accordance with this exemption since Admission, but excluding any shares purchased in accordance with clauses (i) and (ii) of the preceding sentence) comprise less than 10% of the total number of issued shares of capital stock of the Company immediately following Admission.

Delaware law permits a company to include provisions in its certificate of incorporation that require a greater vote than the vote otherwise required by law for any corporate action, and our Restated Certificate of Incorporation will include certain supermajority vote requirements that would not otherwise apply. Under our Restated Certificate of Incorporation, the Company will not be permitted, without the affirmative vote of the holders of at least 75% of our shares of capital stock entitled to vote and represented at a meeting of our stockholders (at which a quorum is present) called for such purpose, to (i) amend or alter our Restated Certificate of Incorporation or issue new shares of preferred stock, or (ii) waive the pre-emptive rights described above.

The supermajority voting requirements described above may discourage or deter a person from attempting to obtain control of the Company by making it more difficult to amend these provisions to eliminate their anti-takeover effect or the protections they afford to minority stockholders. The supermajority voting requirement will make it more difficult for a stockholder or stockholder group to put pressure on our Board to amend our Restated Certificate of Incorporation to facilitate a takeover attempt.

The supermajority voting provisions also permit a minority of the Company’s stockholders to potentially block an attempt by our majority stockholders to amend or alter our Restated Certificate of Incorporation. To the extent that any stockholder or stockholder group holds in excess of 25% of our outstanding shares of Common Stock following the Effective Time, such stockholder or group would effectively possess a veto right over future amendments to our Restated Certificate of Incorporation.

Consistent with our desire to make our Restated Certificate of Incorporation more closely resemble a typical U.K. company’s constitutional document, the majority approval provisions described above are intended to replicate the requirement under English law that the issuance of new shares of capital stock be approved by an ordinary resolution of an English company. Under English law, an ordinary resolution requires a vote by the holders of a majority of the Company’s voting shares that are represented at a shareholders’ meeting. Similarly, the category of acts and decisions that will be subject to the supermajority approval requirement described above are substantially similar to the acts and decisions required under English law to be approved by a “special” or “extraordinary” resolution of an English company. Under English law, a special or extraordinary resolution requires a vote by the holders of at least 75% of the Company’s voting shares that are represented at a shareholders’ meeting. As stated above, the Board believes that such resemblance to a typical U.K. company will assist the underwriters in marketing the public offering of the Company’s Common Stock on the London Stock Exchange.

Disclosure of Beneficial Ownership

Under the Disclosure and Transparency Rules of the U.K. Financial Services Authority, if a listed company is an English public company, stockholders in such company are required to disclose their ownership interests in such company if such interests exceed 3% of the voting power of the company’s outstanding capital stock. However, if a company is not an English public company, stockholders in such company are required to disclose their ownership interests in such company only when such interests exceed 5% of the voting power of the company’s outstanding capital stock. As a result, in the absence of a charter provision to the contrary, under both the London Stock Exchange rules and the U.S. securities laws, Samsonite stockholders would only have to disclose their ownership interests when such interests exceed 5% of the voting power of Samsonite’s outstanding capital stock. The U.K. Companies Act includes a similar requirement applicable to English companies to that under the Disclosure and Transparency Rules of the U.K. Financial Services Authority, that stockholders notify the company if their ownership interests in the company exceeds 3% of the voting power of the company’s outstanding capital stock, and on each occasion thereafter that a stockholder’s ownership interest increases or decreases. This requirement would not apply to the Company, as a Delaware corporation.

Consistent with our desire to make the Company more closely resemble a typical English public company with a primary share listing on the London Stock Exchange, we have included in our Restated Certificate of Incorporation the “provision of information” and “disclosure of beneficial ownership” provisions described below, requiring stockholders to notify the Company if their ownership interests in the Company exceed 3% of the voting power of the Company’s outstanding capital stock, and on each occasion thereafter that a stockholder’s ownership interests increase by a further percentage point. These provisions will help enable the Company to effectively monitor the beneficial ownership of the Company’s common stock and induce stockholders to report such beneficial ownership when their interests rise above or fall below the relevant level.

Our Restated Certificate of Incorporation will provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, each stockholder who beneficially owns or ceases to beneficially own 3% of the voting power of the outstanding shares of capital stock of the Company is required to notify the Company upon acquisition or disposal of such shares. Any stockholder who has an interest of 3% or more of the voting power of the outstanding shares of capital stock of the Company is required to notify the Company on any occasion that such stockholder’s interest increases or decreases by one or more percentage points. In addition, during the period from the time when public disclosure is made of a proposed or possible offer in accordance with the Takeover Provisions described below until the time that such offer becomes or is declared unconditional as to acceptances or expires, the beneficial ownership threshold at which a notification is required to be made to the Company will be reduced from 3% to 1% during the relevant offer period. Each stockholder will also be required to notify the Company if any other person acquires or ceases to have a notifiable beneficial ownership interest in the capital stock of the Company, or to use his commercially reasonable efforts to cause such other person to make the requisite notification. Following a default in respect of such obligation, our Board may in its sole discretion determine such stockholder shall not (for so long as the default continues) be entitled to vote at our stockholders’ meetings in respect of shares of our capital stock held by such stockholder. Prior to the Charter Amendments, the voting rights of the holders could not be so restricted. Our Board may determine that the voting restriction shall cease to apply at any time. If we receive the information required or such stockholder sells its entire holding of shares of our capital stock in a transaction that the Board determines to be a bona fide sale to a person not acting in concert with such stockholder, the voting restrictions will cease to apply.

The disclosure of beneficial ownership amendment described above is not intended to be an anti-takeover device, however, to the extent that it deters stockholders from acquiring additional shares of

Common Stock because such acquisition requires the stockholder to notify the Company upon acquisition or disposal of beneficial ownership of 3% or more of the voting power of the outstanding shares of the Company’s’ capital stock or upon any transaction pursuant to which such shareholder’s beneficial interest rises above 3% or falls below 3%, such amendment could be viewed as having an anti-takeover effect.

In order to enforce the provision of information and disclosure of beneficial ownership amendments described above, the Company intends to review on a regular basis the holdings by record holders of Common Stock and will request that the Company’s transfer agent advise the Company if any stockholder holds of record in excess of 3% of the Company’s outstanding Common Stock. In addition, the Company intends to monitor on a regular basis filings on Schedule 13D and Schedule 13G, filings under Rule 13f-1, and other publicly available information to determine the beneficial ownership of its Common Stock, recognizing that certain of such filings are only required to be made by stockholders beneficially owning in excess of 5% of the Company’s Common Stock. There can be no assurance that such activities will enable the Company to effectively identify stockholders whose beneficial interests exceed 3% of the voting power of the Company’s outstanding capital stock.

Provision of Information to the Company

In order to allow the Board to monitor the beneficial ownership of the Company’s Common Stock more effectively, the Company has proposed to introduce into its Restated Certificate of Incorporation provisions that will allow it to require stockholders to disclose to the Company details of their beneficial ownership of the Company’s shares. The U.K. Companies Act includes similar provisions that would apply to English companies. Such provisions allow the Company, among other things, to ensure that stockholders are making the notifications required of them by the provisions described under “Disclosure of Beneficial Ownership” above. These provisions also allow the Company to ensure that stockholders are complying with their obligations under the new U.K. Takeover Provisions that have been proposed to be introduced into the Company’s Restated Certificate of Incorporation.

Our Restated Certificate of Incorporation will provide that, for as long as the Company has any shares of Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, subject to the DGCL and applicable Delaware law, any stockholder of the Company or any other person appearing to be the beneficial owners of shares of our capital stock held by such stockholder, can be requested by the Board to provide information concerning the beneficial ownership and voting rights of such shares.

If any such stockholder has been duly served with a written notice from the Board demanding information concerning the beneficial ownership and voting rights of its shares, and the Company has not received within a reasonable time specified in such notice the information requested, or, if in purported compliance with such notice, the Company has received a statement which is false or inadequate in a material respect, our Board may in its sole discretion determine that such stockholder shall not (for so long as the default continues) be entitled to vote at our stockholders’ meetings in respect of shares of our capital stock held by such stockholder. Our Board may determine that the voting restriction will cease to apply at any time. If we receive the information required or if such stockholder sells its entire holding of shares of our capital stock in a transaction that the Board determines to be a bona fide sale to a person not acting in concert with such stockholder, the voting restriction will cease to apply. This amendment could therefore have the effect of disenfranchising stockholders who do not timely comply with Board requests for information regarding beneficial ownership.

The provision of information amendment described above is not intended to be an anti-takeover device; however, to the extent that it deters stockholders from acquiring additional shares of Common Stock because such acquisition draws attention to such stockholders and potentially increases the likelihood of a Board request for beneficial ownership information, such amendment could be viewed as having an anti-takeover effect.

Takeover Provisions

Our Restated Certificate of Incorporation will provide that for as long as we have any shares of Common Stock admitted to the Official List of the U.K. Financial Services Authority and traded on the London Stock Exchange’s main market for listed securities, subject to the DGCL and applicable Delaware law, and subject as provided in the paragraph below, any person that acquires beneficial ownership of shares of our capital stock representing 30% or more of our voting power will be required to make a mandatory offer for the remaining shares of our capital stock at the highest price such person has paid for shares of our capital stock during the offer period or within the preceding 12 months. Subject as provided in the paragraph below, any person that beneficially owns shares of our capital stock representing between 30% and 50% of our voting power and that then acquires additional shares of our capital stock representing 1% or more of our voting power will also be required make such a mandatory offer. Any such mandatory offer must be made in cash or accompanied by a cash alternative. The shareholdings of stockholders who act in concert are considered as one shareholding in determining whether the 30 percent barrier has been breached or whether a shareholding between 30 percent and 50 percent has been increased. If any stockholder is required to make a mandatory offer in accordance with the provisions described above, but fails to do so, then the shares of our capital stock held by such stockholder which resulted in such stockholder being required to make a mandatory offer shall not (for so long as the default continues) be entitled to vote at the Company’s stockholder meetings. This voting restriction will cease to apply if such stockholder sells the shares of our capital stock that resulted in such stockholder being required to make a mandatory offer in a transaction that the Board determines to be a bona fide sale to a person not acting in concert with such stockholder.

The general rule described above in relation to the requirement to make a mandatory offer is subject to the following provisos:

(i)            in the event that the shareholding of any Major Stockholder (when aggregated with the shareholdings of other stockholders who are or are deemed to be acting in concert with him, if any) represents between 30% and 50% of our voting power, such Major Stockholder and any person acting in concert with such Major Stockholder will only be required to make a mandatory offer if (A) the shareholding of such Major Stockholder (when aggregated with the shareholdings of other stockholders who are or are deemed to be acting in concert with him, if any) is increased through the acquisition of voting securities to an aggregate stockholding representing (i) if such Major Stockholder is not acting in concert with any other Major Stockholder, an increase of 1% or more of our voting power above the shareholding of such stockholder immediately following Admission; or (ii) if such Major Stockholder is or is deemed to be acting in concert with one other Major Stockholder, an increase of 2% or more of our voting power above the aggregate shareholding of the two relevant Major Stockholders immediately following Admission; or (iii) if such Major Stockholder is or is deemed to be acting in concert with both the other Major Stockholders, an increase of 3% or more of our voting power above the aggregate shareholding of the Major Stockholders immediately following Admission, and (B) a majority of our Board determines in its absolute discretion that the U.K. Panel on Takeovers and Mergers would be reasonably likely to have required a mandatory offer to be made in these circumstances if we had been a public company incorporated in England and subject to its jurisdiction;

(ii)        in the event that the shareholding of any Major Stockholder (when aggregated with the shareholdings of other stockholders deemed to be acting in concert with him, if any) increases to a level where the takeover provisions described above would otherwise require such Major Stockholder to make a mandatory offer, and such increase was due to:

(a)           the exercise of rights, or performance of obligations, under (i) the stockholders agreement, dated as of September 23, 2003, among the Company, the Major Stockholders and approximately 60 of the Company’s executives, as the same has been and may be amended from time to time, (ii) the stockholders agreement, dated as of March 2, 2004, among the Company, the Major Stockholders, Mr. Marcello Bottoli and Stonebridge Development Limited, as the same has been and may be amended from time to time, (iii) a letter agreement to be entered into between the Company and the Major Stockholders on or prior to Admission or (iv) any other agreement entered into between us and the Major Stockholders prior to Admission;

(b)          ordinary corporate activity carried out by us, such as a reduction in our share capital, or

(c)           the redelivery of shares of our capital stock to such Major Stockholder upon the termination of a stock borrowing arrangement made on arms’ length commercial terms,

then, notwithstanding such increase, such Major Stockholder will not be required to make such a mandatory offer.

Our Restated Certificate of Incorporation will further provide that any increase in the shareholding of a Major Stockholder in the circumstances described in subparagraph (ii) above will be disregarded for the purposes of calculating whether any increase in the holding or the aggregate holding referred to in subparagraph (i) above has been met.

The provisions described above (the “Takeover Provisions”) will be generally applicable to any stockholder, including the Major Stockholders, that acquires beneficial ownership of shares of our capital stock representing 30% or more of our voting power; however, the Major Stockholders have negotiated with us certain limited modifications of the general provisions that are described in subparagraphs (i) and (ii) above. It is expected that, following the closing of the Company’s proposed public offering, the ownership interest of each Major Stockholder is expected to decline to below 30% of the voting power of the Company’s outstanding capital stock. Therefore, upon the Effective Time, it is expected that no individual stockholder of the Company will have an ownership interest that exceeds 30% of the voting power of the Company’s outstanding capital stock. The principal effect of the limited modifications made to the mandatory offer provisions described in subparagraph (i) above is to increase the threshold which the aggregate holdings of the Major Stockholders need to exceed before they become required to make a mandatory offer, in circumstances where two or more of the Major Stockholders are deemed to be “acting in concert” for the purposes of the U.K. Takeover Code. The Company does not believe that these modifications to the mandatory offer provisions are such as to render the mandatory offer provisions that it has incorporated in its Restated Certificate of Incorporation materially different to those adopted by other non-U.K. companies that have applied to have their shares admitted to the Official List of the U.K. Financial Services Authority and to trading on the London Stock Exchange. In any event, the Company does not believe that, as of the Effective Time, the Major Stockholders would be deemed to be “acting in concert” for the purposes of the U.K. Takeover Code because certain existing arrangements and agreements between the Company and the Major Stockholders (that would have otherwise resulted in the major stockholders being deemed to be acting in concert) will have been terminated.

The modifications to the mandatory offer provisions described in subparagraph (ii) above are intended to clarify that certain actions that the Company or other stockholders take, which could have the indirect effect of increasing the voting power held by the Major Stockholders, do not trigger the requirement for a Major Stockholder to make a mandatory offer. The Company does not believe that the U.K. Takeover Code would have required a mandatory offer to be made in such circumstances, and accordingly the Company does not believe that these modifications are such as to render the mandatory offer provisions that it has incorporated in its Restated Certificate of Incorporation materially different to those adopted by other non-U.K. companies.

The Takeover Provisions could have an anti-takeover effect because such provisions could discourage the accumulation of large ownership interests in the Company. The Takeover Provisions severely restrict partial takeover bids for 30%  or more of the Company’s voting rights and, as a practical result, compel offerors to proceed by way of a general offer for all the remaining shares of the Company’s capital stock, which thereby increases the potential costs associated with acquiring control of the Company.

By requiring stockholders who accumulate in excess of 30% of the Company’s voting rights to make mandatory offers for the all of the remaining shares of the Company’s capital stock, the Takeover Provisions also deter “creeping acquisitions” and limit the ability of potential acquirors to gain control of the Company by means of open market purchases of the Company’s Common Stock. Furthermore, the Takeover Provisions limit the ability of certain large stockholders (i.e., stockholders holding between 30% and 50% of the Company’s Common Stock) to accumulate additional shares of Common Stock because such provisions could require such stockholders to make mandatory offers to acquire the shares of all the other stockholders of the Company.

In addition, in the event that the Company issues new shares, a shareholding of more than 30% which is reduced or diluted below the 30% level may not be restored to its original level without giving rise to an obligation to make a mandatory offer as described above.

As discussed above, the U.K. Provisions, including the Takeover Provisions, have been included in our Restated Certificate of Incorporation because similar provisions have been included in the charter documents of certain non-U.K. companies (including other Delaware corporations) that have applied for their shares to be admitted to listing on the Official List of the U.K. Financial Services Authority and to trading on the main market for listed securities of the London Stock Exchange. In addition, another reason for including the Takeover Provisions is to protect the Company’s minority stockholders by deterring creeping acquisitions (i.e., an acquisition of a significant, and possibly controlling, percentage of a company’s shares without offering to acquire the remaining shares) and requiring that the mandatory cash offer be at the highest price paid for shares in the preceding 12 months. The Board is not aware of any current effort by the Major Stockholders or any other stockholder to further accumulate shares of the Company’s Common Stock, and the Board is not currently contemplating adopting or recommending the approval of any other action which might have the effect of delaying, deterring or preventing a change in control of the Company.

2007 EQUITY INCENTIVE PLAN

We adopted the Samsonite Corporation 2007 Equity Incentive Plan effective May 4, 2007, subject to both approval by our stockholders and Admission. We will refer to this plan below as the “2007 Plan.”  The 2007 Plan provides for the grant of equity-based awards, including stock options, stock appreciation rights (SARs), restricted stock, restricted stock units, and other equity-based awards.

Eligible Participants.   Awards under the 2007 Plan may be granted to persons selected by the Compensation Committee for participation in the Plan who are non-employee directors, officers or other employees of the Company or a parent or subsidiary company of the Company, provided that no award will be granted to any otherwise eligible person at a time when the individual would prohibited from participating in the 2007 Plan under applicable law. Approximately 5,000 individuals are eligible for awards under the 2007 Plan, including the Company’s approximately 10 non-employee directors and approximately 10 executive officers; however, we do not anticipate that all Samsonite employees will be granted awards under the 2007 Plan.

Administration.   The 2007 Plan will be administered by the Compensation Committee, which has the authority, among other things, to determine who will be granted awards and all of the terms and conditions of the awards. Following Admission, awards under the 2007 Plan may be granted only during a specified grant period, defined as the 42-day period commencing on the date of the announcement of the Company’s results for any financial period, or the 42-day period commencing on the date on which the Model Code or any statute or regulation or order made thereunder ceases to have effect, provided that the

Compensation Committee may resolve that exceptional circumstances have arisen which justify granting awards outside these periods. The Compensation Committee is authorized to determine to what extent an award may be settled, cancelled, forfeited or surrendered, to interpret the 2007 Plan and any awards granted under the 2007 Plan and to make all other determinations necessary or advisable for the administration of the 2007 Plan. Where the vesting or payment of an award under the 2007 Plan is subject to the attainment of performance goals, the Compensation Committee will be responsible for certifying that the performance goals have been attained. Neither the Compensation Committee nor the Board of Directors has the authority under the 2007 Plan to take any action that (i) would lower the exercise, base or purchase price of any award granted thereunder, (ii) amend the limits on individual participation thereunder, (iii) amend the number of shares available for awards thereunder or (iv) amend the provisions with respect to administration of the 2007 Plan, without, in any case, first obtaining the approval of our stockholders.

Shares Subject to the Plan.   A maximum of 20,000,000 shares of our common stock will be available for awards under the 2007 Plan, subject to adjustment as described below. No more than 20,000,000 shares of our common stock may be made subject to options granted under the Plan that are intended to be “incentive stock options’ within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”). No more than 10,000,000 shares of Stock may be made subject to Awards granted to any individual in any calendar year. Shares issued under the 2007 Plan may be authorized but unissued shares or treasury shares. In any financial year of the Company, any award granted to any individual under the 2007 Plan will be limited and take effect so that immediately after the grant of the award, the aggregate fair market value (as defined in the 2007 Plan) of the shares of common stock comprised in the award, when added to the aggregate fair market value of the shares of common stock comprised in any other awards granted to the participant in that financial year, will not exceed an amount equal to four times the annual base salary (excluding bonuses and benefits) of the participant on the date of grant of the award. This individual limitation may be exceeded in exceptional circumstances except with respect to any participant whose compensation is likely to be subject to Section 162(m) of the Code with respect to the relevant taxable year. If any shares subject to an award granted under the 2007 Plan are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares, or if shares of stock are surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award, those shares will again be available for awards under the plan. Upon the exercise of any award granted under the 2007 Plan in tandem with any other award, the related award will be cancelled to the extent of the number of shares as to which the award is exercised and such shares will not again be available for awards under the plan. In the event that the Compensation Committee determines that any corporate event, such as a dividend or other distribution, recapitalization, stock split, reorganization, merger, spin-off or the like, affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of plan participants, then the Compensation Committee will make those adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares or other property that may thereafter be issued in connection with future awards, (ii) the number and kind of shares or other property that may be issued under outstanding awards, (iii) the exercise price or purchase price of any outstanding award, (iv) the performance goals applicable to outstanding awards and (v) the individual share limitations applicable to awards granted under the 2007 Plan.

Performance Goals; Performance Period.   The 2007 Plan provides that the vesting or payment of an award may be subject to the attainment of performance goals. The Compensation Committee may base performance goals on one or more of the following criteria, determined in accordance with generally accepted accounting principles or such other standards prevailing at the time of their measurement (“GAAP”), where applicable:

•       pre-tax income or after-tax income;

•       operating or profit margins;

•       return on equity, assets, capital or investment;

•       earnings or book value per share

•       sales or revenues;

•       operating expenses;

•       stock price appreciation;

•       cash flow;

•       strategic business targets or objectives;

•       non-GAAP financial measures such as EBITDA or total stockholder return; or

•       implementation or completion of critical projects or processes.

The performance goals may be expressed in terms of attaining a specified level of the particular criterion, or an increase or decrease in the particular criterion, and may be applied to the Company or a subsidiary or division or strategic business units of the Company. The Compensation Committee has the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events, in response to changes in laws or regulations or to account for extraordinary or unusual events. Where an award under the 2007 Plan is made subject to a performance goal, no compensation may be paid under such award unless and until the Compensation Committee certifies that the goal has been attained.

The period during which a performance goal is to be achieved (referred to here as a “performance period”) may vary among awards granted under the 2007 Plan; however, an award of restricted shares of Stock may not have a performance period that is longer than five years from the date of grant of the award.

Options/Stock Appreciation Rights.   The terms and conditions of stock options granted under the 2007 Plan will be determined by the Compensation Committee and set forth in an award agreement. Stock options granted under the 2007 Plan may be “incentive stock options” within the meaning of Section 422 of the Code, or non-qualified stock options. SARs confer on the participant the right to receive an amount, in cash or shares of our common stock, equal to the excess of the fair market value of a share of stock on the date of exercise over the grant price of the SAR, and may be granted alone or in tandem with another award. The exercise price of an option or SAR granted under the 2007 Plan will not be less than the fair market value of our common stock on the date of grant. The term of an option or SAR granted under the 2007 Plan may not exceed 10 years from the date of grant. The grant price of an SAR granted in tandem with a stock option will be the same as the stock option to which the SAR relates. The vesting of a stock option or SAR will be subject to such other conditions as the Compensation Committee may determine, which may include the attainment of one or more performance goals.

Restricted Stock/Restricted Stock Units.   The terms and conditions of awards of restricted stock and restricted stock units granted under the 2007 Plan will be determined by the Compensation Committee and set forth in an award agreement. A restricted stock unit confers on the participant the right to receive a share of our common stock or its equivalent value in cash, in the discretion of the Compensation Committee. These awards will be subject to restrictions on transferability which will lapse under those circumstances that the Compensation Committee may determine, which may include the attainment of one or more performance goals. The Compensation Committee may determine that the holder of restricted stock or restricted stock units may receive dividends (or dividend equivalents, in the case of restricted stock units) that may be deferred during the restricted period applicable to these awards.

Other Awards.   The plan also provides for other equity-based awards, the form and terms of which will be as determined by the Compensation Committee, consistent with the purposes of the plan. The vesting, value or payment of one of these awards may be made subject to the attainment of one or more performance goals.

Change in Control.   Unless otherwise determined by the Compensation Committee and set forth in an Award Agreement, all then-outstanding awards under the 2007 Plan will become vested and/or exercisable on a pro-rata basis on the day immediately preceding the date on which a Change in Control (as defined in the 2007 Plan) occurs, based on the actual achievement of the relevant performance goal as of the day immediately preceding the date on which the Change in Control occurs. The Compensation Committee may in its discretion decide not to accelerate the vesting and/or exercisability of an award in connection with a Change in Control if it regards the acceleration as inappropriate under the circumstances.

Deferrals.   The Compensation Committee has the authority under the 2007 Plan to establish such procedures and programs that it deems appropriate to provide participants with the ability to defer the receipt of cash, common stock or other property payable with respect to awards granted under the plan.

Term and Amendment of Plan; Amendment of Awards.   Unless earlier terminated, the 2007 Plan will expire on the tenth anniversary of its effective date. Our Board of Directors or the Compensation Committee may at any time amend, suspend or terminate the 2007 Plan in whole or in part. No amendment that requires shareholder approval in order for the 2007 Plan to continue to comply with Section 162(m) of the Code or any other applicable law will be effective unless the approval is obtained. The Compensation Committee may amend, suspend or terminate an outstanding award in whole or in part. However, no amendment or termination of the 2007 Plan or amendment of any award will affect adversely the rights of any participant who has an outstanding award under the plan without the participant’s consent.

Inasmuch as awards under the 2007 Plan will be determined by our Compensation Committee and may vary from year to year and from participant to participant, benefits to be paid under the 200 Plan are not determinable at this time.

Certain U.S. Federal Income Tax Effects

The following discussion of certain relevant United States federal income tax effects applicable to stock options granted under the 2007 Plan is a summary only, and reference is made to the United States Internal Revenue Code for a complete statement of all relevant federal tax provisions. Different rules may apply in the case of a participant who is subject to Section 16 of the United States Securities Exchange Act of 1934 with respect to the Company.

Nonqualified Stock Options (“NSOs”).

An optionee generally will not recognize taxable income upon the grant of an NSO. Rather, at the time of exercise of such NSO, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The

Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes ordinary income.

If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such stock on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

Incentive Stock Options (“ISOs”).

An optionee will not recognize any ordinary income upon the grant or timely exercise of an ISO. However, the amount by which the fair market value of the Common Stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the optionee’s “alternative minimum taxable income.”

Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). Exercise of an ISO will also be timely if made by the legal representative of an optionee who dies (i) while in the employ of the Company or a subsidiary or (ii) within three months after termination of employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs, discussed above.

If stock acquired pursuant to the timely exercise of an ISO is later disposed of, and if the stock is a capital asset of the optionee, the optionee will, except as noted below, recognize short-term or long-term capital gain or loss (depending upon the length of time such shares were held by the optionee) equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the optionee.

If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him or her upon exercise (a “disqualifying disposition”), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the optionee, as short-term or long-term capital gain (depending upon the length of time such shares were held by the optionee) to the extent of any excess of the amount realized on such disqualifying disposition over the sum of the exercise price and any ordinary income recognized by the optionee. In such case, the Company may claim an income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income.

Exercise with Shares.   If an optionee surrenders shares of Common Stock in payment of the exercise price under an NSO, the optionee will recognize no gain or loss for federal income tax purposes to the extent he receives no more shares than those surrendered. To that extent, the optionee’s basis in the acquired shares will equal his basis in the surrendered shares, and the holding period of the acquired shares for capital gains purposes will include the holding period of the surrendered shares. To the extent the optionee receives shares in excess of the number surrendered, the optionee will recognize ordinary income equal to the fair market value of the additional shares, reduced by any cash the optionee pays as part of the exercise price. The optionee’s basis in the additional shares will be the sum of the amount that the optionee recognizes as ordinary income and any cash that the optionee pays as part of the exercise price, and the holding period for those shares will begin upon exercise.

If an optionee surrenders shares to pay the exercise price under an ISO, the optionee’s basis in the acquired shares will equal his or her tax basis in the surrendered shares to the extent the optionee acquires an equal number of shares. To the extent the optionee acquires shares in excess of the number surrendered, he or she will have a tax basis in such shares of zero plus any cash the optionee pays as part of the exercise price. To the extent the optionee acquires shares equal in number to those surrendered, the holding period of the acquired shares for capital gains purposes will include the holding period of the surrendered shares. Any shares that the optionee acquires in excess of the number of surrendered shares will have a holding period that begins upon exercise.

The shares that the optionee acquires through the exercise of an ISO will be subject to both the one-year and two-year periods discussed above with respect to disqualifying dispositions; the time that the optionee held the surrendered shares will not count in determining when these periods have been satisfied. If the optionee subsequently makes a disqualifying disposition of some but not all of the acquired shares, the optionee will be deemed to have first disposed of the shares with the lowest basis.

When an optionee surrenders “statutory option stock” (shares previously acquired through the exercise of an ISO or under an employee stock purchase plan that satisfies the requirements of Section 423 of the Code) to purchase an ISO, the surrender is a disqualifying disposition if the surrendered shares had not satisfied the one-year and two-year holding period requirements at the time of surrender. If an optionee surrenders statutory option stock in order to purchase an NSO, the surrender is not treated as a disposition for purposes of the one-year and two-year holding period requirements. However, acquired shares equal to the number of statutory option stock shares surrendered will continue to be treated as shares acquired through the exercise of an ISO.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a general summary of certain U.S. federal income tax consequences that may be relevant to Holders (which term, for purposes of this summary, includes U.S. Holders and Non-U.S. Holders, as defined below) of our Old Common Stock as a result of the Reverse Split. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. The Company has not sought any ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance the IRS will not challenge such statements and conclusions or that a court would not sustain this challenge.

This summary assumes shares of Old Common Stock are held as capital assets within the meaning of Section 1221 of the Code. This summary does not address tax consequences arising under the laws of any foreign, state or local jurisdiction and does not address U.S. federal tax consequences other than income taxation. In addition, this summary does not address all tax consequences that may be applicable to a Holder’s particular circumstances or to Holders that may be subject to special tax rules, including, without limitation: (i) Holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding shares of Old Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of Old Common Stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of Common

Stock, the tax treatment of a Holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Such Holders should consult their tax advisors regarding the tax consequences of the Reverse Split.

This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Holders should consult their tax advisors with respect to the application of U.S. federal tax laws to their particular situations as well as any tax consequences arising under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of Old Common Stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person. A “Non-U.S. Holder” is a beneficial owner (other than a partnership) of shares of Old Common Stock who is not a U.S. Holder.

U.S. Holders

The Reverse Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Split, except with respect to cash received in lieu of a fractional share of Common Stock. A U.S. Holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis of the shares of Old Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such Holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Old Common Stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of Old Common Stock surrendered to the shares of Common Stock received pursuant to the Reverse Split. Holders of shares of Old Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares of Old Common Stock.

A U.S. Holder that receives cash in lieu of a fractional share of Common Stock pursuant to the Reverse Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the Holder’s tax basis in the shares of Old Common Stock that is allocated to such fractional share of Common Stock. Such capital gain or loss should be long term capital gain or loss if the Holder’s holding period for the Old Common Stock exceeded one year at the Effective Time.

Information Reporting and Backup Withholding.   Information returns may be required to be filed with the IRS relating to the receipt of cash in lieu of a fractional share of Common Stock pursuant to the Reverse Split by certain U.S. Holders. In addition, U.S. Holders may be subject to a backup withholding tax (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required, fail to certify that they are not subject to backup withholding tax, or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Non-U.S. Holders

Non-U.S. Holders exchanging shares of Old Common Stock for shares of Common Stock pursuant to the Reverse Split should receive the same tax treatment, in the manner described above under “U.S. Holders,” except that any capital gain recognized by a Non-U.S. Holder as a result of receiving cash in lieu of a fractional share of Common Stock pursuant to the Reverse Split generally should not be subject to U.S. federal income or withholding tax unless:

•       the Non-U.S. Holder is an individual who holds the shares of Old Common Stock as a capital asset, is present in the United States for 183 days or more during the taxable year of the Reverse Split and meets certain other conditions;

•       the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if certain income tax treaties apply, is attributable to a Non-U.S. Holder’s permanent establishment in the United States); or

•       the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time within the shorter of the five-year period ending on the Effective Time, or the period that the Non-U.S. Holder held the shares of Old Common Stock. The Company does not believe that it has been, currently is, or will become, a United States real property holding corporation.

Individual Non-U.S. Holders who are subject to U.S. federal income tax because they are present in the United States for 183 days or more during the year of the Reverse Split will be taxed on their gain (including gain from the sale of shares of Common Stock or Old Common Stock and net of applicable U.S. losses from sales or exchanges of other capital assets recognized during the year) at a flat rate of 30% or such lower rate as may be specified by an applicable income tax treaty. Other Non-U.S. Holders subject to U.S. federal income tax with respect to gain recognized as a result of receiving cash in lieu of a fractional share of Common Stock generally will be taxed on such gain in the same manner as if they were U.S. Holders and, in the case of foreign corporations, may be subject to an additional branch profits tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

Information Reporting and Backup Withholding.   In general, backup withholding (at the current applicable rate of 28%) and information reporting will not apply to payment of cash in lieu of a fractional share of Common Stock to a Non-U.S. Holder pursuant to the Reverse Split if the Non-U.S. Holder certifies under penalties of perjury that it is a Non-U.S. Holder and neither the Company nor its paying agent has actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the Non-U.S. Holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. In certain circumstances the amount of cash paid to a Non-U.S. Holder in lieu of a fractional share of Common Stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

FORWARD LOOKING STATEMENTS

This Information Statement contains certain forward looking statements such as statements  regarding the timing of the Charter Amendments and the potential benefits of the Charter Amendments,  including, but not limited to, increased investor interest and the potential for a higher stock price. The SEC encourages companies to disclose forward looking information so that investors can better understand a company’s future prospects and make informed investment decisions. Words such as “anticipates”, “estimates”, “expects”, “projects”, “intends”, “plans”, “believes” and words or terms of similar substance used in connection with any discussion of future operating results or financial performance identify forward looking statements.

These forward looking statements involve certain risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by the forward looking statements include, among others, the following factors:

•       a general decrease in travel levels or a downturn in the economy;

•       our inability to respond to changes in consumer demands and market trends;

•       our inability to implement our growth strategies, including our retail strategy;

•       a failure to maintain effective distribution channels;

•       the loss of any key license under which we manufacture and market goods;

•       a failure by our vendors to manufacture or deliver products in a timely, cost-effective manner or to meet our quality standards;

•       a failure to protect and promote our trademarks, patents and other proprietary rights;

•       an increase in competitive pressure among companies in our industry;

•       actions taken by the Major Stockholders;

•       fluctuations in currency exchange and translation rates;

•       complications in connection with our implementation of SAP information management software;

•       the relocation of certain of our management functions to the United Kingdom;

•       an increase in interest rates that causes our borrowing costs to rise; and

•       adverse changes in the securities markets generally.

All forward looking statements contained in this Information Statement reflect our present expectation of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward looking statements. You are cautioned not to place undue reliance on the forward looking statements, which speak only as of the date hereof.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis for Fiscal Year 2007

The following Compensation Discussion and Analysis discusses the material elements of compensation for the Samsonite executive officers identified in the Summary Compensation Table (“named executive officers”). The Compensation Committee of the Board (for purposes of this section, the “Compensation Committee”) reviews and approves the salaries and bonuses of the Company’s executive officers, including the named executive officers. The Board of Directors has delegated to the executive committee of the Board of Directors (for purposes of this section, the “Executive Committee”) substantial administration of the Company’s Superior Annual Performance Program (“SAPP”), including development of appropriate performance goals for the Company’s various geographic markets. The Board of Directors has delegated to the audit committee of the Board of Directors (for purposes of this section, the “Audit Committee”) the administration of the Company’s 1999 Stock Option and Incentive Award Plan, including the approval of all grants of options to purchase shares of Common Stock, including grants to the named executive officers. As discussed in further detail in this Compensation Discussion and Analysis, our chief executive officer and, in some cases, our chief financial officer, consult with these committees, and make recommendations, concerning the compensation of our executives.

Compensation Objectives

The Company’s primary objectives are to retain the best qualified people and to ensure that they are properly motivated to contribute to the Company’s success over the long term. Accordingly, the various Board committees, in establishing the components and levels of compensation for the Company’s executive officers, including the named executive officers, seek (i) to enable the Company to attract and retain highly qualified executives, and (ii) to provide financial incentives in the form of cash bonuses and equity compensation in order to align the interests of executive officers more closely with those of the stockholders of the Company and to motivate such executives to increase shareholder value by improving corporate performance and profitability.

Each of the named executive officers was party to an employment agreement with the Company during the past fiscal year. The Company believes that employment agreements with top executives provide a retention benefit that is of value to the Company and its stockholders, and in certain jurisdictions outside the U.S. (such as, for example, the U.K.), contracts of employment with all employees are part of the usual and customary employment practices.

Fiscal Year 2007 Executive Compensation Components

For the fiscal year ended January 31, 2007, the principal components of compensation for the named executive officers were:

•       Base salary;

•       Annual cash incentive bonuses;

•       Equity compensation;

•       Retirement and other benefits; and

•       Perquisites and other personal benefits.

The Company and the Board committees responsible for administration of the compensation of the named executive officers have not developed policies for the purpose of allocating between short-term and long-term compensatory elements. In keeping with the Company’s objectives of motivating our executives to improve corporate performance and aligning the interests of the executive officers with the Company’s stockholders, we provide opportunities for annual cash bonus compensation based on the attainment of financial performance targets, and long-term compensation in the form of equity awards the value of which are based on the appreciation in value, if any, of the Company’s common stock. The levels of participation by each of our executive officers and other employees in the Company’s annual bonus program and equity compensation program are based upon the relative position of such executive officer or employee within the Company, with executive officers and employees at the same organizational level participating in such programs to the same extent.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. The base salaries of our named executive officers have been in part governed by the terms of their employment agreements. Mr. Bottoli has negotiated his base salary provisions and makes recommendations on the base salaries to be paid to the executives who report directly to him, which includes the other named executive officers. Our European human resources professionals also assist in setting base salaries by providing survey information on European salary practices. During fiscal year 2007, each of the named executive officers was awarded a raise in his base salary. Following Admission, we anticipate that the Compensation Committee will make determinations with respect to base salaries to be paid to our named executive officers, subject to the terms of effective employment agreements.

Annual Cash Incentive Bonuses

The Company offers each of its executive officers, including the named executive officers, an opportunity to earn additional cash compensation in the form of annual bonuses that are awarded if the Company attains specified performance goals or if the officer satisfactorily completes certain annual projects approved by the Executive Committee. The Company believes that making a significant portion of executive officer compensation subject to the Company attaining specified performance goals motivates the executive officers to increase their efforts on behalf of the Company. The Company also believes that it is appropriate that the Company’s executive officers receive lower compensation when the Company does not attain its specified performance goals and higher compensation when the Company attains such goals.

Annual cash bonuses are determined in accordance with SAPP, which is administered in large part by the Executive Committee. The Company invites those officers and employees to participate in SAPP that it believes have the capacity to have a major impact on the performance of the Company’s business and drive improved performance year over year. SAPP rewards the achievement of annual business targets during each fiscal year of the Company. Accordingly, SAPP bonuses are paid after the end of the applicable fiscal year and the Executive Committee’s assessment of performance by the Company and the Company’s subsidiaries against applicable performance targets.

Target bonuses for each of the Company’s named executive officers (and each other employee who participates in SAPP) are determined as a percentage of base salary.  For fiscal year 2007, Mr. Bottoli’s target SAPP award was set at 150% of his base salary, and the other named executive officers were assigned target SAPP awards of 40% of their respective base salaries.

Each fiscal year, the Board of Directors sets key performance indicators (“KPIs”) to measure the success of the business over such fiscal year. Examples of KPIs include adjusted EBITDA growth, net outside sales growth, improvement in working capital efficiency and other specific functional or financial measures. For calculations under SAPP, (i) we define adjusted EBITDA as operating earnings before interest, taxes, depreciation and amortization, as adjusted to exclude certain items of other income and expense, preferred stock dividends, minority interests, goodwill and asset impairment charges, restructuring charges, expenses and associated non-trade receivables write-offs, stock-based compensation expense, deferred stock offering costs, and ERP project expenses and to include realized currency hedge gains and losses and (ii) we define working capital efficiency as the percentage attained by dividing the average working capital (accounts renewable plus inventory less accounts payable) over each fiscal year by sales for such fiscal year. The full Board of Directors then sets a range of performance levels against the KPIs with respect to the Company as a whole. Performance targets under SAAP are generally aligned to the Company’s business plan. A range of lower and higher performance levels are also set, ranging from an “unacceptable” performance level through several levels of performance progressively more difficult, to an “outstanding” performance level. These performance levels vary among the various KPIs according to the degree of challenge required in the achievement of the applicable KPI. Once the performance levels are set with respect to the Company as a whole, members of our senior management team (including Mr. Bottoli and Mr. Wiley) assist the Executive Committee in developing KPIs to apply to each of the Company’s various geographic markets, which take into consideration the sophistication and development of the market, as well as the portfolio of products, market trends, historical performance and growth potential.

SAPP is designed to scale the earnings potential of participants based upon the performance levels achieved against the various global and regional KPIs. This is done through the use of a “multiplier,” calculated by multiplying the performance level achieved on each KPI. Provided that at least the target level is achieved on the KPIs, and as soon as one or more of these are exceeded, additional amounts can be earned above the target bonus by multiplying together the levels achieved in each KPI. The multiplier is significantly higher if high performance levels are achieved on all KPIs. The aim of the “multiplier” is to encourage participants in SAPP to focus on all of the KPIs, rather than on one in particular.

Actual bonus payments under SAPP may range from zero to approximately 3.5 times a participant’s target bonus (with the exception of Mr. Bottoli, whose bonus under SAPP has been limited by the Executive Committee to a maximum of €800,000, or approximately $1 million). For fiscal year 2007, the Company used three KPIs for determining performance goals under SAPP: growth in sales relative to fiscal year 2006, growth in adjusted EBITDA relative to fiscal year 2006, and improved working capital efficiency for fiscal year 2007. For the corporate level SAPP program, applicable to Messrs. Bottoli, Wiley, Matton and Mackay, the target KPI performance levels were as follows:  11.9% growth in sales (with a minimum level achievable for growth of 4.7% and a maximum level achievable for growth of 16.7%), 10.3% growth in adjusted EBITDA (with a minimum level achievable for growth of 0% and a maximum level achievable for growth of 17.5%), and 15.89% working capital efficiency (with a minimum level achievable for an efficiency percentage of 18.14% and a maximum level achievable for an efficiency percentage of 14.39%). The target KPI performance levels for Mr. Tainwala, who was for fiscal year 2007 covered by the SAAP program for our South Asia region, were as follows: 21.7% growth in sales (with a minimum level achievable for growth of 13.3% and a maximum level achievable for growth of 28.7%), 45.13% growth in adjusted EBITDA (with a minimum level achievable for growth of 32.9% and a maximum level achievable for growth of 54.6%), and 6.3% working capital efficiency (with a minimum level achievable for an efficiency percentage of 7.8% and a maximum level achievable for an efficiency percentage of 5.3%). In each case, performance below or above target levels would serve to decrease or increase, respectively, the potential bonus payment under SAPP for fiscal year 2007. Target performance levels for fiscal year 2007 were designed to be realistic and achievable. No subjective determinations are made with respect to the payment of bonuses under SAPP, and no discretion may be used to award a bonus under SAPP absent the attainment of performance goals.

The range of potential payments for fiscal year 2007 under SAPP with respect to the named executive officers is set forth at the table entitled “Grants of Plan-Based Awards to Executive Directors and Certain Executive Officers during Fiscal Year 2007” below, and the actual awards to the named executive officers for fiscal year 2007 under SAPP are set forth in the Summary Compensation Table below. The Company may from time to time award discretionary bonuses to its executive officers and other employees under special circumstances. No discretionary bonuses were awarded to any of the named executive officers during fiscal year 2007.

Equity Compensation

The Company currently grants equity compensation under the Company’s Amended and Restated Fiscal Year 1999 Stock Option and Incentive Award Plan (the “1999 Plan”). The 1999 Plan permits the issuance of a variety of awards, including tax qualified incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and restricted stock units, and other stock based awards (including deferred compensation payable in shares of the Company’s common stock). The purposes of the 1999 Plan are to align the interests of participants under the plan with those of the Company’s stockholders; to reinforce corporate, organizational and business development goals; and to reward the performance of participants in the plan in promoting the success of the Company’s business. As of the end of the Company’s fiscal year ended January 31, 2007, the only equity compensation awards outstanding under the 1999 Plan were stock options and deferred compensation awards. In December 2005 the Board of Directors delegated to the Audit Committee responsibility for administering the 1999 Plan. Accordingly, since that date, all grants of stock options and other awards have been made by the Audit Committee.

Stock option grants reflect the Company’s desire to provide a meaningful equity incentive for executives to help the Company succeed over the long term. Stock options provide for financial gain derived from the potential appreciation in the Company’s stock price from the date the option is granted until the date that the option is exercised. The Company’s long term performance ultimately determines the value of stock options, because gains recognized from stock option exercises are entirely dependent on the long-term appreciation of the Company’s stock price. The Company expects stock options to continue as a significant component of its executive compensation arrangements. In addition to the named executive officers, stock options have been granted to all of the Company’s other executive officers, and to such other executives who are in positions that are key to the Company’s long-term success. The Audit Committee has not formalized any procedures regarding the grant of equity awards to the named executive officers. In connection with Admission, the Company expects that the committee administering the Company’s equity plans will develop a program concerning the grant of equity awards to all eligible participants, including the named executive officers, utilizing such factors as it determines to be material to furthering the Company’s objective of aligning long-term compensation opportunities to the interests of the Company’s stockholders.

No stock options were granted to any of the named executive officers during the fiscal year ended January 31, 2007, and no stock options have been granted to any of the named executive officers since March 17, 2005. Since March 17, 2005, the Company has granted stock options only to new employees who are hired for positions that are eligible to receive stock options, or in connection with promotions to positions of greater responsibility. The Company does not backdate options or grant options retroactively. In addition, the Company does not coordinate grants of options so that they are made before announcement of favorable information, or after announcement of unfavorable information. No stock options are granted until such grants have been approved by the Audit Committee. In some cases, grants have been pre-approved by the Audit Committee with respect to certain executive positions before individuals have been hired for such positions. In such cases, the grant date is generally the employee’s start date. In other cases, the Audit Committee has approved grants to individuals after they have begun working in their positions. In those cases, the grant date is the date on which such grant is approved by the Audit Committee. Mr. Bottoli negotiated the terms of his March 2004 option grant with the Company in connection with the negotiation of his employment agreement. In connection with the option grants made to the Company’s executive officers, including the named executive officers, and other key employees in March 2005 and thereafter, Mr. Bottoli made recommendations to the Board as to the number of shares to be subject to the options and their vesting schedule. The Board then developed a program designating the number of shares to be subject to such stock options, which was dependent on the employee’s position at the Company. The vesting schedules applicable to the March 2005 stock option grants are identical among all employees who were granted options in March 2005, and the vesting schedules of all options granted subsequent to March 2005 are consistent with those granted in March 2005. We anticipate that Mr. Bottoli will continue to make recommendations with respect to grants of equity-based compensation.

The exercise price of stock options is determined by the Audit Committee at the time of grant of the option, taking into account all relevant factors necessary to or desirable to carry out the purposes of the plan. Generally, employees who are U.S. taxpayers are granted stock options with an exercise price that is no less than the fair market value of the Company’s common stock on the date of grant, in order that the stock option grants will not be subject to the additional tax and penalties provided under Section 409A of the IRC. The exercise price of stock options granted to employees who are not U.S. taxpayers may be less than the fair market value of the Company’s common stock on the date of grant; in such cases, the Company books the appropriate compensation expense. During fiscal year 2005, options granted during 2004 to Stonebridge Development Limited (“Stonebridge”) on behalf of Mr. Bottoli, and to Mr. Wiley and other U.S. option holders with an exercise price lower than the fair market value of the shares on the date of grant were amended to increase the exercise price of a portion of the option to 100% of the fair market value of the shares on the original date of grant of the options (see the discussion of the Stonebridge stock option below at “Employee Stock Option Agreements and Plans—Stonebridge Stock Option Agreement”). In order to compensate these option holders for this increase of the exercise price of their options, Stonebridge, Mr. Wiley and the other U.S. option holders were each granted a deferred compensation award under the 1999 Plan with an initial value equal to the amount by which the exercise price of the option was increased. The deferred compensation awards may be paid, at the Company’s election, in cash or stock. The material terms of the deferred compensation awards are discussed in further detail following the table entitled “Non-Qualified Deferred Compensation of Executive Directors and Certain Executive Officers during Fiscal Year 2007.”

On December 20, 2006, the Board of Directors of the Company approved a special cash distribution in an aggregate amount of $175 million (the “Distribution”) consisting of dividends on the Company’s common stock and convertible preferred stock. The dividend per share of common stock paid in connection with the Distribution was approximately $0.23. In connection with the Distribution, pursuant to the anti-dilution provisions of the 1999 Plan, each of the Company’s option holders who held vested stock options that were granted under the 1999 Plan on or after March 17, 2005, including each of the named executive officers (or, in the case of Mr. Bottoli, Stonebridge), received an anti-dilution payment in cash equal to the number of vested stock options held by such option holder, multiplied by the amount of the dividend per common share paid in connection with the Distribution. In addition, the exercise price of each unvested stock option and any vested stock option granted prior to March 17, 2005 held by any option holder, including each named executive officer (or, in the case of Mr. Bottoli, the Stonebridge option), was reduced by the amount of the dividend per common share paid in connection with the Distribution.

Retirement Benefits

Most of our U.S. employees, including Mr. Wiley, participate in the Samsonite Employee Retirement Income Plan (the “Pension Plan”). Mr. Wiley also participates in the Company’s Supplementary Executive Retirement Plan (the “SERP”). The Pension Plan is a tax-qualified defined benefit plan that provides benefits to the participants retiring at normal retirement age calculated based on years of service and average compensation (as defined under the Pension Plan), net of offsets for Social Security benefits. The SERP, which is a nonqualified unfunded plan, was adopted on December 1, 1995 and provides to eligible executives retirement benefits calculated by reference to compensation in excess of Internal Revenue Code maximums for tax-qualified plans.

Samsonite has adopted defined contribution supplemental retirement plans to cover many of its non-U.S. employees, including, in Belgium, Mr. Matton and in the U.K., Mr. Mackay. The employer and, in some cases, the employee, make contributions to these plans that are calculated as a percentage of base compensation.

Further information concerning these plans may be found at “Samsonite Defined Benefit Retirement Programs” below.

Perquisites and Other Personal Benefits

The Company provides the named executive officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.

We have established an expatriation policy pursuant to which selected participants (which included, during fiscal year 2007, Messrs. Wiley and Matton) are reimbursed for certain expenses incurred in connection with work assignment outside his or her home country. Benefits provided under this policy include, among other things, moving expenses, tax equalization payments, continued participation in home country employee benefit plans and governmental social security-type programs (where permitted by law), a car allowance or lease, a housing allowance, a cost-of-living allowance expressed as the differential between home and host country expenses, tuition assistance and reimbursement of repatriation expenses. Certain of the benefits provided under this policy, such as the housing allowance, cost-of-living allowance and tuition assistance, are paid in full for three years and phased out during the next two years thereafter.

Attributed costs of the perquisites and personal benefits for the named executive officers for the fiscal year ended January 31, 2007 are included in the “Summary Compensation Table for Executive Directors and Certain Executive Officers in Fiscal Year 2007” below.

Report of the Compensation Committee on Executive Compensation for Fiscal Year 2007

The Compensation Committee, the Executive Committee (solely with respect to SAPP) and the Audit Committee (solely with respect to equity compensation) of the Board of Directors of the Company have reviewed and discussed the above Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee, the Executive Committee (solely with respect to SAPP) and the Audit Committee (solely with respect to equity compensation) recommended to the Board that the Compensation Discussion and Analysis be included in this Information Statement.

THE COMPENSATION COMMITTEE and
THE EXECUTIVE COMMITTEE (solely with respect to SAPP)
Ferdinando Grimaldi Quartieri
Antony P. Ressler
Lee Sienna
May 16, 2007

THE AUDIT COMMITTEE (solely with respect to equity compensation)
Charles J. Philippin
Donald L. Triggs
Richard T. Warner
May 16, 2007

Summary Compensation Table for Executive Directors and Certain Executive Officers in Fiscal Year 2007

The table below sets forth the compensation earned for services rendered to us during fiscal year 2007 by our Chief Executive Officer, our Chief Financial Officer and our three next most highly compensated executive officers serving in such capacity as of the end of fiscal year 2007 (these executive officers being referred to herein as our “named executive officers”).

Name and Principal Position	Salary/ Fees ($)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	Change In Pension Value and Non-qualified Deferred Compensation Earnings ($)		All Other Compensation ($)(8)	Total ($)(9)
Marcello Bottoli President and Chief Executive Officer(1)	598,896	1,662,125	631,166	N/A		2,912,030	5,804,217
Richard H. Wiley Chief Financial Officer, Treasurer and Secretary	374,774	340,884	106,618	47,866	(7)	855,404	1,667,680
Marc Matton Chief Supply Officer(2)	327,113	203,977	101,091	N/A		350,943	983,124
Quentin Mackay Creative Director(3)	266,323	220,807	82,304	N/A		260,433	829,867
Ramesh Tainwala Chief Operating Officer of Samsonite South Asia Pvt. Ltd. And General Manager of Samsonite Middle East FZCO(4)	252,550	203,977	16,798	N/A		335,724	809,049

(1)          Certain amounts earned by Mr. Bottoli were calculated in euros. For purposes of this disclosure, amounts in euros have been converted into US dollars at a rate of 1.25949, the average of the daily euro-to-dollar exchange rates published by the Wall Street Journal during the Company’s fiscal year ending January 31, 2007.

(2)          Amounts earned by Mr. Matton were calculated in euros. For purposes of this disclosure, amounts in euros have been converted into US dollars at a rate of 1.25949, the average of the daily euro-to-dollar exchange rates published by the Wall Street Journal during the Company’s fiscal year ending January 31, 2007.

(3)          Amounts earned by Mr. Mackay were calculated in British pounds sterling. For purposes of this disclosure, amounts paid or credited in pounds sterling have been converted into US dollars at a rate of 1.8469, the average of the daily pound-to-dollar exchange rates published by the Wall Street Journal during the Company’s fiscal year ending January 31, 2007.

(4)          Amounts earned by Mr. Tainwala were calculated in Indian rupees. For purposes of this disclosure, amounts paid or credited in rupees have been converted into US dollars at a rate of 0.02215, the average of the daily rupee-to-dollar exchange rates published by the Wall Street Journal during the Company’s fiscal year ending January 31, 2007.

(5)          Represents the US dollar amount recognized for financial statement reporting purposes with respect to the Company’s fiscal year ending January 31, 2007, disregarding for this purpose any estimates of forfeiture related to service-based vesting conditions. For information concerning the assumptions used in these calculations, see Note 13 of the Company’s consolidated financials for the fiscal year ending January 31, 2007.

(6)          Represents amounts paid pursuant to the Company’s Superior Annual Performance Program, or “SAPP”, for Fiscal Year 2007. The SAPP is described in further detail above, under “Compensation Discussion and Analysis—Annual Cash Incentive Bonuses” and in the text following the table entitled “Grants of Plan-Based Awards to Executive Directors and Certain Executive Officers During Fiscal Year 2007” below.

(7)          Represents the aggregate change during fiscal year 2007 in the actuarial present value of Mr. Wiley’s accumulated benefits under the U.S. Pension Plan and the SERP.

(8)          Represents the following:  (i) for Mr. Bottoli, a payment equal to $71,582 in lieu of participation in the Company’s tax-qualified and non-qualified retirement plans, as provided in the Bottoli agreement (described below under “—Service Contracts of Executive Directors and Certain Executive Officers—Employment Agreement with Marcello Bottoli”), payment of $13,995 in life insurance premiums, a $2,815,812 dividend equivalent paid to Stonebridge with respect to vested stock options held by Stonebridge, and a $10,641 car allowance; (ii) for Mr. Wiley, payment of $1,837 in life insurance premiums, payment of a $457,569 dividend equivalent with respect to vested stock options, a matching contribution of $10,406 under the Company’s tax-qualified defined contribution plan, $13,852 as payment of Mr. Wiley’s total medical and dental premiums, and the following payments and benefits pursuant to the Company’s expatriation policy—reimbursement of $107,182 in moving expenses, reimbursement of $57,237 for tuition for his children, a $11,061 car allowance, an aggregate of $188,312 in combined housing and cost of living allowances, payments totaling $5,531 in respect of taxes incurred by Mr. Wiley from the reimbursement of his moving expenses and cost-of-living and housing allowances, and $2,417 as the cost of the personal use of a Company vehicle; (iii) for Mr. Matton, payment of $8,656 in life insurance premiums, payment of a $228,785 dividend equivalent with respect to vested stock options, and the following payments and benefits pursuant to the Company’s expatriation policy—a $97,224 housing allowance, reimbursement of $13,644 of moving expenses and $2,634 for personal use of a Company vehicle; (iv) for Mr. Mackay, payment of $11,170 in life insurance premiums, payment of a $228,785 dividend equivalent with respect to vested stock options, and $20,478 in respect of an automobile lease; and (v) for Mr. Tainwala, payment of a $228,785 dividend equivalent with respect to vested stock options, a housing allowance of $79,740; $1,162 in reimbursement of his and his family’s medical expenses, $5,990 in reimbursement of family holiday travel, and $20,047 in respect of auto and driver expenses.

(9)          Represents the sum of all amounts shown in this table less the amount set forth in the column entitled “Change in Pension Value and Non-qualified Deferred Compensation Earnings.”

Grants of Plan-Based Awards to Executive Directors and Certain Executive Officers During Fiscal Year 2007

The table below sets forth information concerning plan-based awards granted to our named executive officers during fiscal year 2007 under the Company’s Superior Annual Performance Program, or “SAPP”, for 2007.  The US dollar value of amounts actually earned by the named executive officers under SAPP for 2007 are set forth in the summary compensation table above, in the column entitled “Non-Equity Incentive Plan Compensation.”

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Threshold ($)	Target ($)	Maximum ($)
Marcello Bottoli	0	720,000	2,524,950
Richard H. Wiley	0	138,000	483,949
Marc Matton	0	124,665	437,184
Quentin Mackay	0	109,050	382,424
Ramesh Tainwala	0	83,950	295,035

(1)          All or a portion of the amounts shown in this table with respect to Messrs. Bottoli and Matton were calculated and paid in euros; for purposes of this disclosure, amounts in euros have been converted into US dollars at a rate of 1.25949, the average of the daily euro-to-dollar exchange rates published by the Wall Street Journal during the Company’s fiscal year ending January 31, 2007. Amounts with respect to Mr. Tainwala were calculated and paid in Indian rupees; for purposes of this disclosure, amounts in rupees have been converted into US dollars at a rate of 0.02215, the average of the daily rupee-to-dollar exchange rates published by the Wall Street Journal during the Company’s fiscal year ending January 31, 2007. Amounts with respect to Mr. Mackay were calculated and paid in British pounds sterling; for purposes of this disclosure, amounts in pounds sterling have been converted into US dollars at a rate of 1.8469, the average of the daily pound-to-dollar exchange rates published by the Wall Street Journal during the Company’s fiscal year ending January 31, 2007.

Superior Annual Performance Program for FY 2007

We adopt each year an annual cash incentive program in which all of our top executives, including the named executive officers, participate. The operation of our Superior Annual Performance Program, or “SAPP,” with respect to fiscal year 2007 is described in detail above in the Compensation Discussion and Analysis.  If prior to payment of a SAPP participant’s bonus the participant’s employment is terminated for cause or the participant voluntarily resigns from the Company, all rights to any payment under SAPP are forfeited. Payments under SAPP will be prorated for partial years of service in the event of any termination of employment during the fiscal year.

Service Contracts of Executive Directors and Certain Executive Officers

We set out below a summary of key provisions of the service agreements and related agreements we have entered into with our named executive officers. A summary of the terms of our contract with Mr. Allan, one of our directors, is set forth following the table entitled “Non-Executive Director Compensation Table for Fiscal Year 2007.”

(a)        Employment Agreement with Marcello Bottoli

(i)             The Company entered into an Employment Agreement with Mr. Bottoli, or the Bottoli Agreement, effective as of March 3, 2004, and amended and restated as of May 11, 2005. The Bottoli Agreement will continue for an indefinite period, provided that the agreement will terminate immediately upon either Mr. Bottoli’s death or disability or upon the Board’s good faith determination that Mr. Bottoli should be terminated for cause, and the agreement will terminate upon 45 days’ prior written notice of either Mr. Bottoli’s resignation or the Board’s good faith determination that Mr. Bottoli should be terminated without cause. Under the Bottoli Agreement, Mr. Bottoli is obligated to devote full time to our affairs, except that he may spend up to seven days per year on activities related to service on the board of directors of Ratti S.p.A., an Italian company. The Bottoli Agreement provides for an annual base salary that is subject to annual review by the Board and a target annual bonus under SAPP of €600,000 (up to a maximum of €800,000) based on the Board’s assessment of Mr. Bottoli’s performance as measured against performance targets to be agreed upon between the Board and Mr. Bottoli on an annual basis. Mr. Bottoli does not participate in any of the Company’s retirement plans. However, the Bottoli Agreement provides that Mr. Bottoli will receive each year an amount equal to the sum of: (i) the amount he would otherwise accrue if he did participate in the Samsonite Pension Plan and the SERP (provided that for the purposes of such calculation no compensation maximum limits will apply and he will be deemed to have a base salary equal to his then current salary plus €100,000); plus (ii) in lieu of 401(k) plan participation, $6,500 for 2004, $7,000 for 2005, $7,500 for 2006, and $7,500 indexed for inflation for years after 2006. Mr. Bottoli may be obligated to repay to us a percentage of the payments described in the prior sentence if prior to March 3, 2009 his employment terminates other than in connection with the bankruptcy of the Company. In such event, Mr. Bottoli would be required to repay 80 per cent of such amount if his employment terminates on or after March 3, 2005, with the repayment percentage declining 20 per cent per year, to 0 per cent if his employment terminates on or after March 3, 2009.

(ii)         The Bottoli Agreement provides that it is the parties’ intent that we nominate Mr. Bottoli to our Board of Directors at all regular elections of Directors occurring during his employment. The Sponsors’ Stockholders Agreement contains a similar provision requiring the parties thereto to take action to cause our Chief Executive Officer to be elected to the Board of Directors, subject to any then applicable requirements of any securities exchange or regulatory authority.

(iii)     On May 11, 2005, Samsonite Europe and Mr. Bottoli executed a Management Agreement, with an effective date of June 25, 2004, and in connection therewith, on May 12, 2005 Mr. Bottoli and the Company executed a letter of understanding regarding the Management Agreement. Under the Management Agreement, Mr. Bottoli serves as managing director of Samsonite Europe, in charge of the day-to-day management of Samsonite Europe and its subsidiaries, in exchange for an annual management fee of €100,000. The Management Agreement provides that Samsonite Europe will provide an automobile for Mr. Bottoli’s business use with aggregate annual expenses not to exceed €25,000, and during such time as his place of work is Oudenaarde, Belgium, Samsonite Europe will (i) rent an apartment for his use with annual expenses not to exceed €25,000; and (ii) reimburse him for professional travel to and from Oudenaarde in an aggregate amount not to exceed €25,000 annually. The Management Agreement provides for group medical insurance and for the participation of Mr. Bottoli in all Samsonite Europe benefit programs for which directors of Samsonite Europe are generally eligible. While the Management Agreement provides that the agreement may be terminated by Samsonite Europe or Mr. Bottoli upon 45 days prior written notice to the other party, the letter of understanding provides that, notwithstanding the terms of the Management Agreement, we shall cause Samsonite Europe not to terminate the Management Agreement unless and until the Bottoli Agreement is terminated. In connection with entering into the Management Agreement, Mr. Bottoli and Samsonite Europe terminated, as of the date it was originally entered into, a Consulting Agreement dated as of March 3, 2004 (and a letter agreement of similar effect to the letter of understanding) pursuant to which he was to provide consulting services to Samsonite Europe.

(iv)       A description of the severance and other post-termination provisions of the Bottoli Agreement, the Management Agreement and letter of understanding regarding the Management Agreement is set forth at “Potential Payments upon Termination or Change in Control—Termination of Employment” below.

(b)       Richard H. Wiley Employment Agreement

The Company entered into an employment agreement with Mr. Wiley, or the Wiley Agreement, effective as of February 1, 2001 for successive one-year periods ending on January 31, 2002 and for each year thereafter; provided that the term will end on the last day of a contract year if we give Mr. Wiley written notice of our intention not to extend the agreement not less than six months from the end of a contract year. The Wiley Agreement provides that the Board may increase the base salary payable to Mr. Wiley. The Wiley Agreement provides for payment of an incentive bonus of up to 75 per cent of annual base salary if we attain certain annual performance goals and Mr. Wiley completes certain annual projects prescribed by the Board; however, it has since been determined that Mr. Wiley would instead participate in the SAPP or other annual cash bonus program developed by the Company. The Wiley Agreement provides for participation of Mr. Wiley in all of our pension, welfare, savings, and other benefit and insurance plans on the same basis as our other executive officers in the United States.  A description of the severance and other post-termination provisions of the Wiley Agreement is set forth at “Potential Payments upon Termination or Change in Control—Termination of Employment” below.

(c)        Marc Matton Employment Agreements

Samsonite Europe entered in an Employment Agreement with Mr. Matton, the Matton Agreement, effective as of October 1, 2000. Under the Matton Agreement, Mr. Matton is obligated to devote his full time to the performance of services for Samsonite Europe. The Matton Agreement provides for an annual base salary of €200,000. The Matton Agreement provides that the Board of Samsonite Europe may increase the base salary payable to Mr. Matton. Mr. Matton is also entitled under the Matton Agreement to receive an annual incentive bonus in an amount up to 75 per cent of annual base salary; however the Compensation Committee has since determined that Mr. Matton would instead participate in SAPP. The Matton Agreement provides for participation of Mr. Matton in Samsonite Europe N.V.’s pension plan and other benefit arrangements, including medical care, reimbursement for car expenses, participation in the stock option plan and travel insurance policies. The Matton Agreement expires on February 12, 2009.  Mr. Matton has also entered into customary, summary employment contracts with Samsonite Europe N.V. with respect to his services to Samsonite performed in Belgium, the Netherlands and Germany. A description of the severance and other post-termination provisions applicable to Mr. Matton are set forth at “Potential Payments upon Termination or Change in Control—Termination of Employment” below.

(d)  Quentin Mackay Employment Contract

The Company entered into an Employment Contract with Quentin Mackay, the Mackay Agreement, effective February 1, 2005, under which Mr. Mackay agreed to serve as our Creative Director. The Mackay Agreement is for an indefinite term. Mr. Mackay is a participant in SAPP and the Mackay Agreement provides for an initial grant of stock options, medical insurance and other employee benefits and perquisites, including a car allowance and his optional participation in the Samsonite U.K. retirement plan.   A description of the severance and other post-

termination provisions of the Mackay Agreement is set forth at “Potential Payments upon Termination or Change in Control—Termination of Employment” below.

(e)        Ramesh Tainwala Employment Agreement.

The Company entered into an employment agreement with Mr. Tainwala, the Tainwala Agreement, dated January 1, 2007, under which Mr. Tainwala agreed to serve as General Manager of Samsonite Middle East FZCO. Mr. Tainwala also continues to serve as the Chief Operating Officer of Samsonite South Asia Private Limited. The Tainwala Agreement has a term of five years, unless earlier terminated by our board of directors. The Tainwala Agreement does not specify Mr. Tainwala’s salary or bonus, but does provide for certain benefits and perquisites, some of which are described in footnote 8 to the Summary Compensation Table for 2007. Under the Tainwala Agreement, Mr. Tainwala is required to devote substantially all of his time and attention to his duties, provided, that he may continue to act as a director of Tainwala group companies so long as this does not affect his obligations to Samsonite. A description of the termination provisions and restrictive covenants of the Tainwala Agreement is set forth at “Potential Payments upon Termination or Change in Control—Termination of Employment” below.

Outstanding Equity Awards to Executive Directors and Certain Executive Officers as of End of Fiscal Year 2007

The following table presents information concerning options to purchase shares held by the named executive officers as of January 31, 2007:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price Per Share ($)	Option Expiration Date
Marcello Bottoli(1)	6,000,000	—	0.70	3/3/2014
	6,000,000	—	0.665	3/3/2014
	—	9,000,000	0.465349	3/3/2014
	—	9,000,000	0.430349	3/3/2014
Richard H. Wiley(2)	5,732	—	9.765349	2/1/2007
	15,000	—	9.140349	7/15/2008
	25,000	—	4.765349	3/24/2009
	26,250	78,750	5.765349	11/12/2009
	10,000	—	5.515349	2/8/2010
	1,950,000	—	0.665	3/17/2015
	—	4,050,000	0.430349	3/17/2015
Marc Matton(2)	8,000	—	9.140349	7/15/2008
	8,000	—	4.765349	3/24/2009
	17,500	52,500	5.765349	11/12/2009
	4,000	—	5.515349	2/8/2010
	975,000	—	0.525	3/17/2015
	—	2,025,000	0.290349	3/17/2015
Quentin Mackay(2)	975,000	—	0.525	3/17/2015
	—	2,025,000	0.290349	3/17/2015
Ramesh Tainwala(2)	9,000	—	2.545349	3/26/2011
	975,000	—	0.525	3/17/2015
	—	2,025,000	0.290349	3/17/2015

(1)          For Mr. Bottoli, the information in this table concerns the Stonebridge option (described in more detail below, at “—Stonebridge Stock Option Agreement”). Performance targets relating to the vesting of the Stonebridge option have been met, such that the option will continue to become vested on the basis of passage of time, with 20% of Tier I and Tier II of the option becoming vested on each of the first five anniversaries of the commencement of Mr. Bottoli’s employment with Samsonite, subject to his continued employment. Any then-unvested portion of the Stonebridge option will become fully vested (i) upon a change in control (as defined in the Stonebridge option agreement) or (ii) upon termination of Mr. Bottoli’s employment with Samsonite for good reason (as defined in the Stonebridge option agreement) if in the immediately prior fiscal year Samsonite achieved EBITDA (interest before interest, taxes, depreciation and amortization) that was in excess of the agreed upon performance model for that fiscal year.

(2)          The named executive officers other than Mr. Bottoli were each granted a stock option on March 17, 2005. Each such option vests in two tiers: Tier I, covering one-half of the shares subject to the option, vests in 5 equal installments, with the first installment vested on the date of grant and the remaining four installments vesting on each of the first four anniversaries of the date of grant; and Tier II, covering one-half of the shares subject to the option, vests in four equal installments, with the first installment vesting on the second anniversary of the date of grant and the next three installments vesting on each of the next three anniversaries of the date of grant. Vesting of the options is generally subject to the executive’s being employed with the Company and its subsidiaries as of each vesting date. All of such options vest in full upon a change in control of the Company (as defined in the agreements evidencing the options).

Options of Executive Directors and Certain Executive Officers Exercised during Fiscal Year 2007

None of our named executive officers exercised stock options during fiscal year 2007.

Employee Equity Agreements and Plans

We set out below a summary of the key provisions of the employee share schemes to which we are a party.

(a)        Stonebridge Stock Option Agreement

(i)             Stonebridge is a British Virgin Islands corporation formed by a trust established by Marcello Bottoli, our Chief Executive Officer, for the benefit of himself and his family. The Stock Option Agreement with Stonebridge dated April 19, 2004, granted the Stonebridge options in two tiers: Tier One—15,000,000 shares with an exercise price of $0.35 per Share; and Tier Two—15,000,000 shares with an exercise price of $0.70 per Share. Since the date of original grant of the Stonebridge Option, the agreement has been amended twice: on March 17, 2005, the Stonebridge Option Agreement was amended to adjust the exercise price such that the new exercise price for Tier One options was $0.665 per Share and for Tier Two Options was $0.70 per Share; and in connection with the Distribution (described at “—Compensation Discussion and Analysis—Equity Compensation” above), the exercise price of the unvested portions of Tier One and Tier Two of the Stonebridge Option were each reduced by approximately $0.23 per Share.

(ii)         The Stonebridge option has a ten-year term (subject to earlier termination), is non-transferable, and may be exercised only by the grantee. The number of shares subject to the Stonebridge option and the exercise price for the shares are subject to equitable adjustment as provided in our Fiscal Year 1999 Stock Option and Incentive Award Plan, or the 1999 Plan; provided, that if we issue shares at a price below $0.52 per Share and our prior year’s EBITDA (earnings before interest, taxes, depreciation and amortisation) exceeded the performance model as agreed to between us and Mr. Bottoli, the Stonebridge option will be adjusted to compensate for the dilution. Vesting of the Stonebridge Option originally also was subject to the attainment of performance goals, which have been attained. Upon a “change in control” (as defined in the Stonebridge option), all unvested portions of the Stonebridge option will become immediately vested.

(iii)     The shares that may be issued pursuant to the exercise of the Stonebridge option are to be subject to the terms of the CEO Stockholders Agreement, dated March 2, 2004. The shares to be subject to the Stonebridge option are not currently registered, and the Stonebridge option contains provisions relating to the grantee’s rights, under certain circumstances, to require us to register, under the Securities Act, those shares that are purchased pursuant to the exercise of the Stonebridge option.

(iv)       If Mr. Bottoli resigns from his position as Chief Executive Officer for good reason, the unvested portion of the Stonebridge option will be cancelled; provided, however, that if, in the fiscal year immediately preceding his resignation we achieve EBITDA that exceeded the performance model as agreed to between us and Mr. Bottoli, then any unvested portion of the Stonebridge option shall become fully vested. If Mr. Bottoli’s employment with us is terminated for cause, the Stonebridge option will automatically terminate and be cancelled in its entirety. If Mr. Bottoli’s employment is terminated by us for any reason other than for cause, the vested portion of the Stonebridge option will remain exercisable for 90 days following the date of termination (or until the expiration of the ten year term, if sooner). If within one year following a change in control, Mr. Bottoli’s employment with us is terminated in a change in control termination, the Stonebridge option will remain exercisable for 90 days following the date of termination (or until the expiration of the ten-year option term, if sooner). If Mr. Bottoli’s employment with us is terminated other than (i) by his resignation for good reason or (ii) his termination other than for cause, and Mr. Bottoli dies or suffers from a permanent disability within 90 days after termination, then the post-termination exercise period will be extended to one year from the date of disability or death (or until the expiration of the ten-year term, if sooner).

(v)           If Mr. Bottoli is no longer employed as our Chief Executive Officer for any reason, we have the right to repurchase the shares Stonebridge would have acquired through the exercise of the Stonebridge option, as follows: (i) for the 30-day period following the date of termination, the grantee may exercise any vested portion of the Stonebridge option on a cashless basis to the extent that the fair market value of our shares is greater than the exercise price of such vested portion; (ii) if the grantee does not exercise the Stonebridge option as described in clause (i) and in the event that Mr. Bottoli has been terminated without cause or because of his death or disability, or if Mr. Bottoli has resigned for good reason, the then-outstanding Stonebridge option may be acquired by us at fair market value; and (iii) in all other circumstances of Mr. Bottoli’s termination, the then-outstanding Stonebridge option automatically terminates on the thirty-first day following the termination date.

(vi)       The Stonebridge option contains a provision that allows the grantee, after the completion of certain types of underwritten public offerings for our shares, to receive cash, rather than shares, upon exercise of some or all of the options. The election to receive cash in lieu of shares is available to the grantee after an underwritten public offering, or “Approved IPO”: (i) at an offering price not less than 225 per cent of the then conversion price of our 2003 convertible preferred stock; (ii) with net proceeds to us or selling stockholders of at least $100 million; and (iii) that would result in either a sale of at least 17.5 per cent of the shares (treating the preferred stock as converted to Shares) or an issuance of newly issued shares that, together with sales of stock by selling stockholders, would have the effect of reducing the voting power of the equity sponsors by at least 17.5 per cent. The amount of cash received by the grantee upon such an election would be equal to the difference between the fair market value of the option shares and the aggregate exercise price of such option shares. We currently anticipate that the global offering will constitute an Approved IPO for purposes of the Stonebridge option.

(b)         Terms of Stock Option Grants to Named Executive Officers

The named executive officers other than Mr. Bottoli were each granted a stock option on March 17, 2005. The number of shares subject to such options, the term and exercise price thereof and a discussion of the vesting provisions applicable thereto are set forth in and as a footnote to the table above entitled “Outstanding Equity Awards to Executive Directors and Certain Executive Officers as of End of Fiscal Year 2007”. Shares acquired by the executives pursuant to the exercise of these options will be subject to the Executive Stockholders Agreement. The option agreements evidencing these stock options provide that the executive is subject to certain restrictive covenants concerning non-competition and confidentiality of information.

All stock options held by the named executive officers which were granted prior to the March 17, 2005 grant are fully vested and exercisable.

(c)          Amendments to Stock Option Agreements

In connection with the various arrangements being put in place for the proposed offering, we have agreed with our Major Stockholders to amend the terms of the Stonebridge option and each option award granted on or after March 17, 2005, to provide, conditional upon Admission, that if, during the 12 months immediately following Admission, (i) one or more of our Major Stockholders sells or otherwise disposes of any or all of its holdings of Samsonite securities and, following that sale, (ii) the employee’s service with Samsonite terminates other than in a termination by Samsonite for cause, then rather than having 90 days to exercise vested options, the employee will be permitted to exercise vested options until the later of the 90th day following termination or the day that is 13 months following Admission (subject in each case to the expiration of the term of the option).

(d)         1995 Stock Option and Incentive Award Plan

Effective October 18, 2005, no more awards may be granted under the 1995 Stock Option and Incentive Award Plan (the “1995 Plan”). The 1995 Plan provided for the issuance of a variety of awards, including tax qualified incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards or other forms of awards consistent with the purposes of the plan. As of May 1, 2007, options for 378,196 shares were outstanding under the 1995 Plan at option exercise prices ranging from approximately $4.77 to $9.77 per Share.

(e)          Samsonite Corporation Amended and Restated Fiscal Year 1999 Stock Option and Incentive Award Plan

We have reserved 95,000,000 shares for issuance under the 1999 Plan. The 1999 Plan provides for the issuance of a variety of awards, including tax qualified incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and restricted stock units, and other stock-based awards (including deferred compensation payable in shares). The 1999 Plan is administered by the Audit Committee which has full authority to determine, among other things, the persons to whom awards under the 1999 Plan will be made, the number of shares subject to the awards, and the specific terms and conditions applicable to awards. Stock options granted under the 1999 Plan will have an exercise period of not more than ten years. As of May 1, 2007 options for 71,469,500 shares were outstanding under the 1999 Plan at option prices ranging from approximately $0.29 to $5.52 per Share. The Company intends that, subject to Admission, no further options will be granted under the 1999 Plan.

(f)            2007 Equity Incentive Plan

(i)             Prior to Admission, we plan to adopt, and seek stockholder approval of, the Samsonite Corporation 2007 Equity Incentive Plan, or the 2007 Plan. We intend that the 2007 Plan will take effect upon the later to occur of its adoption by the Board and the Admission date. A description of the material terms of the 2007 Plan is set forth at “2007 Equity Incentive Plan” above.

Pension Benefits of Executive Directors and Certain Executive Officers during Fiscal Year 2007

The following table sets forth information concerning benefits accrued by our named executive officers during fiscal year 2007 under each of our defined benefit pension plans in which they participate.

Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)		Payments During Last Fiscal Year ($)
Marcello Bottoli	N/A	N/A	N/A		N/A
Richard H. Wiley	US Pension Plan	11.58	159,246	(2)	0
	SERP	11.58	126,303	(2)	0
Marc Matton	N/A	N/A	N/A		N/A
Quentin Mackay	N/A	N/A	N/A		N/A
Ramesh Tainwala	N/A	N/A	N/A		N/A

(1)          Messrs. Bottoli and Tainwala do not participate in any of the retirement programs sponsored by the Company. Messrs. Matton and Mackay do not participate in any defined benefit retirement plan sponsored by the Company.

(2)          The assumptions used in the present value calculations are the same assumptions used for the disclosure as of the end of fiscal year 2006, that is, the present values were calculated using a discount rate of 5.75% and the RP-2000, combined annuitant/non-annuitant mortality table, with no collar, projected six years.

Samsonite Defined Benefit Retirement Programs

We maintain a U.S. tax-qualified defined benefit plan, the Samsonite Employee Retirement Income Plan (the “US Pension Plan”), which covers most of our U.S. employees, and a non-qualified defined benefit plan, the Samsonite Supplementary Retirement Plan (the “SERP”), which covers certain U.S. executives, including Mr. Wiley.

The Samsonite Pension Plan is a tax-qualified defined benefit plan which provides monthly benefit payments to vested participants retiring at normal retirement age calculated based on years of service and the participant’s final average monthly earnings, net of offsets for Social Security benefits. Participants are eligible for monthly pension benefits beginning at the normal retirement age of 65, or at age 62 with 25 years of credited service. Benefits vest in full after five years of service. Participants with a minimum of five years of service are eligible for reduced benefits at early retirement after attaining age 55.

The SERP, which is a non-qualified unfunded defined benefit plan, was adopted on December 1, 1995 and provides to eligible executives retirement benefits on compensation and benefits in excess of certain IRC maximums for tax-qualified plans. The SERP benefit is calculated as (a) minus (b), where (a) equals the benefit that would be paid to the SERP participant under the US Pension Plan, calculated without regard to the limitations imposed under the U.S. Internal Revenue Code limitations and after taking into account service with the Company and its predecessors, and where (b) is the actual benefit payable to the participant under the US Pension Plan. The SERP is administered by the compensation committee of the Company’s board of directors. In calculating a participant’s accrued benefit, a participant’s annual earnings are limited to $350,000, which amount may be increased by the compensation committee. Benefits under the SERP are paid if and when payments under the US Pension Plan are made. Benefits under the SERP will be forfeited if a participant’s employment is terminated for cause. Change in control-related provisions of the SERP are described at “Potential Payments Upon Termination or Change in Control—Change in Control—SERP.”   Under the SERP the Company may establish a grantor trust and fund such trust with assets sufficient to pay the benefits under the SERP. The SERP may be amended or terminated by the

Company at any time, provided that any amendment or termination may cancel, reduce or otherwise adversely affect the amount of benefits accrued by any SERP participant without that participant’s consent.

Compensation covered by the US Pension Plan and the SERP is total cash compensation paid, including any amount contributed under a Section 401(k) plan. The benefits generally are payable on a life annuity basis and are calculated prior to the application of any offset amounts.

Non-Qualified Deferred Compensation of Executive Directors and Certain Executive Officers during Fiscal Year 2007

The following table sets forth information concerning contributions and earnings during (except as noted for Mr. Matton) fiscal year 2007 under supplemental defined contribution pension plans and non-qualified deferred compensation awards held by the named executive officers. Descriptions of such plans and deferred compensation awards follow the table.

Name	Plan or Award	Executive Contributions in Last FY ($)	Registrant Contribu-tions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Balance as of January 31, 2007 ($)
Marcello Bottoli(1)	Deferred Comp. Award	N/A	N/A	0	4,725,000
Richard H. Wiley(2)	Deferred Comp. Award	N/A	N/A	0	840,000
Marc Matton(3)	Supplemental Plan Belgium	N/A	35,693	17,154	574,462
Quentin Mackay(4)	Supplemental Plan U.K.	8,773	22,495	867	40,552
Ramesh Tainwala(5)	N/A	N/A	N/A	N/A	N/A

(1)          Mr. Bottoli does not participate in any of the retirement programs sponsored by the Company. The deferred compensation award set forth in this table was granted by the Company to Stonebridge. The amount shown as the aggregate balance of the Stonebridge deferred compensation award represents the full potential value of such award, notwithstanding applicable vesting provisions.

(2)          The amount shown as the aggregate balance of Mr. Wiley’s deferred compensation award represents the full potential value of such award, notwithstanding applicable vesting provisions.

(3)          Amounts shown with respect to Mr. Matton were calculated in euros and were calculated on a 2006 calendar-year basis rather than a fiscal-year basis. For purposes of this disclosure, amounts in euros have been converted into US dollars at a rate of 1.25949, the average of the daily euro-to-dollar exchange rates published by the Wall Street Journal during the Company’s fiscal year ending January 31, 2007.

(4)          Amounts shown with respect to Mr. Mackay were calculated in British pounds sterling. Amounts shown as contributed by Mr. Mackay are included as Salary in the Summary Compensation Table. For purposes of this disclosure, amounts paid or credited in pounds sterling have been converted into US dollars at a rate of 1.8469, the average of the daily pound-to-dollar exchange rates published by the Wall Street Journal during the Company’s fiscal year ending January 31, 2007.

(5)          Mr. Tainwala does not participate in any of the retirement programs sponsored by the Company and has not been granted a deferred compensation award.

Supplemental Pension Plan—Belgium

Samsonite Europe N.V. sponsors a defined contribution plan for the benefit of certain of its employees in Belgium, including Marc Matton. All contributions to the plan are made by Samsonite Europe N.V. The basic contribution to the plan is equal to 5.85% of the participant’s gross salary. For management employees, including Mr. Matton, the amount of the contribution is 7.85% of gross salary up to €41,248 and 11.85% of adjusted base salary above €41,248. Under this plan, normal retirement age is age 60 and benefits may be paid in a lump sum following retirement or by way of a monthly retirement allowance. Amounts set forth in the table above with respect to Mr. Matton were calculated in euros. For purposes of this disclosure, amounts in euros have been converted into US dollars at a rate of 1.25949, the average of the daily euro-to-dollar exchange rates published by the Wall Street Journal during the Company’s fiscal year ending January 31, 2007.

Supplemental Pension Plan—U.K.

Samsonite UK Ltd. sponsors a defined contribution plan for the benefit of certain of its employees in the United Kingdom, including Quentin Mackay, who may elect whether or not to participate in the plan. Under the plan, Samsonite UK Ltd. makes a contribution equal to 6% of the participant’s gross salary and the employee contributes 3% of the participant’s gross salary. Amounts set forth in the table above with respect to Mr. Mackay were calculated in British pounds sterling. For purposes of this disclosure, amounts paid or credited in pounds sterling have been converted into US dollars at a rate of 1.8469, the average of the daily pound-to-dollar exchange rates published by the Wall Street Journal during the Company’s fiscal year ending January 31, 2007.

Deferred Compensation Awards

We set out below a summary of the key provisions of the deferred compensation awards to which we are a party with our named executive officers.

(a)          Stonebridge Deferred Compensation Award

(i)             Deferred compensation award

On March 17, 2005, the Compensation Committee granted to Stonebridge Development Limited, a corporation formed by a trust established by Mr. Bottoli for the benefit of himself and his family, or Stonebridge, a deferred compensation award in the amount of $4,725,000 to compensate the grantee for the loss of value represented by adjusting in March 2005 the exercise price of the Tier I options granted to Stonebridge in March 2004 to $0.665, the fair market value of a share on the original date of the grant. The deferred compensation award provides for a maximum benefit expressed as a fixed U.S. dollar amount, subject to vesting. The deferred compensation award may be paid in cash or in shares at our discretion, as more fully discussed below.

(ii)         Adjustment

The award amount is subject to downward adjustment if the market price of the shares on the vesting date of the deferred compensation award is less than $0.665, the fair market value of the shares on March 17, 2005, as follows: if, on the date of vesting of any portion of the deferred compensation award, the per share fair market value of the shares is less than $0.665, the award amount shall be adjusted so as to be equal to the product of (i) the excess, if any, of the per share fair market value of the shares on such vesting date over $0.35, multiplied by (ii) the number of shares subject to the Tier I option as of the vesting date, which amount shall then be multiplied by the percentage of the deferred compensation award vested as of such vesting date.

In connection with, and subject to, Admission, we plan to amend the deferred compensation award to provide, among other things, that the thresholds for potentially reducing the payout under the award described above, currently $0.665 and $0.35, will each be reduced by, $0.235, the amount by which the exercise price of the unvested portion of the Stonebridge option was adjusted in connection with the Distribution (described in the Compensation Discussion and Analysis).

(iii)     Vesting

(a)           Subject to paragraph (2) below, the deferred compensation award shall vest in full on the earlier to occur of (x) a “Change of Control” (as defined in the Stock Option Agreement entered into among Stonebridge, Marcello Bottoli and the Company, effective April 19, 2004, or the Stonebridge Option Agreement), (y) March 2, 2014 and (z) Mr. Bottoli’s resignation from his position as our chief executive officer pursuant to the first sentence of Section 8 of the Stonebridge Option Agreement, in each case, provided Mr. Bottoli is employed by us as of such event or date, referred to as a “vesting event”.

(b)          In the event that prior to the occurrence of a vesting event Mr. Bottoli is no longer employed by us as a result of (x) Mr. Bottoli’s death or permanent disability, (y) Mr. Bottoli’s termination without cause or (z) Mr. Bottoli’s resignation with good reason, all or a portion of the deferred compensation award shall become vested as of the effective date of such a termination of employment, according to the following schedule:

Termination on or after March 3, 2006 and prior to March 3, 2007	40%
Termination on or after March 3, 2007 and prior to March 3, 2008	60%
Termination on or after March 3, 2008 and prior to March 3, 2009	80%
Termination on or after March 3, 2009	100%

(iv)       Payment

The deferred compensation award may be paid in cash or in shares or in a combination of both at our discretion; provided, however, that any payment shall include an amount of cash at least equal to the amount necessary to satisfy all income and employment tax obligations incurred by the grantee with respect to such payment. If paid in shares, such shares will be subject to the CEO Stockholders Agreement.

(v)           Proposed Amendment

In connection with, and subject to, Admission, we plan to amend all of the deferred compensation awards, including the Stonebridge option, so that the awards will vest and become payable on the same schedule as the related stock option. In addition, that portion of the deferred compensation awards that becomes vested and payable in connection with the executive’s participation in the global offering and which relates to the options that the executive exercises in order to participate in the offering will automatically be paid in cash, with the remaining portion of the award continuing to be payable in either cash or Shares in the Company’s discretion. In addition, we plan to amend the thresholds for potentially reducing the payout under the award, as described above under “Adjustment”.

(b)         Wiley Deferred Compensation Awards

(i)             Deferred Compensation Awards

On March 17, 2005, the Compensation Committee granted to Richard H. Wiley a deferred compensation award in the amount of $840,000. The deferred compensation award was granted to compensate him for the loss of value represented by the cancellation of stock options granted during 2004 with exercise prices per Share below the fair market value of a Share on the date of grant and the replacement of such discounted options with options having an exercise price per Share equal to fair market value per Share on the date of grant. The deferred compensation award may be paid in cash or in shares at our discretion, as more fully discussed below.

(ii)         Adjustment

The award amount is subject to downward adjustment if the market price of the shares on the vesting date of the deferred compensation award is less than $0.665, the fair market value of the shares on March 17, 2005, as follows: if, on the date of vesting of any portion of the deferred compensation award, the per share fair market value of the shares is less than $0.665, the award amount shall be adjusted so as to be equal to the product of (i) the excess, if any, of the per share fair market value of the shares on such vesting date over $0.525, multiplied by (ii) the number of shares subject to the option as of the vesting date, which amount shall then be multiplied by the percentage of the deferred compensation award vested as of such vesting date. In connection with, and subject to, Admission, we plan to amend the deferred compensation award to provide, among other things, that the thresholds for potentially reducing the payout under the award described above, currently $0.665 and $0.35, will each be reduced by, $0.235, the amount by which the exercise price of the unvested portion of the Stonebridge option was adjusted in connection with the Distribution (described in the Compensation Discussion and Analysis).

(iii)     Vesting

(a)           Subject to paragraph (2) below, the deferred compensation award shall vest in full on the earlier to occur of (x) a change of control and (y) September 25, 2013, in each case, provided Mr. Wiley is employed by us as of such event or date, a vesting event.

(b)          In the event that, prior to the occurrence of a vesting event, Mr. Wiley is no longer employed by us as a result of (x) his death or permanent disability; or (y) his termination without cause, all or a portion of the deferred compensation award will become vested as of the effective date of such a termination of employment, according to the following schedule:

Tier One Award
Termination on or after March 17, 2006 and prior to March 17, 2007	40%
Termination on or after March 17, 2007 and prior to March 17, 2008	60%
Termination on or after March 17, 2008 and prior to March 17, 2009	80%
Termination on or after March 17, 2009	100%

Tier Two Award
Termination prior to March 17, 2006	0%
Termination on or after March 17, 2006 but prior to March 17, 2007	25%
Termination on or after March 17, 2007 but prior to March 17, 2008	50%
Termination on or after March 17, 2008 but prior to March 17, 2009	75%
Termination on or after March 17, 2009	100%

(iv)       Payment

The deferred compensation award may be paid in cash or in shares or in a combination of both at our discretion; provided, however, that any payment will include an amount of cash at least equal to the amount necessary to satisfy all income and employment tax obligations incurred by the grantee with respect to such payment. If paid in shares, such shares will be subject to the Executive Stockholders Agreement, dated September 23, 2003.

(v)           Proposed Amendment

In connection with, and subject to, Admission, we plan to amend all of the deferred compensation awards so that the awards will vest and become payable on the same schedule as the related stock option. In addition, that portion of the deferred compensation awards that becomes vested and payable in connection with the executive’s participation in the global offering and which relates to the options that the executive exercises in order to participate in the offering will automatically be paid in cash, with the remaining portion of the award continuing to be payable in either cash or Shares in the Company’s discretion. In addition, we plan to amend the thresholds for potentially reducing the payout under the award, as described above under “Adjustment”.

Potential Payments Upon Termination or Change in Control

Termination of Employment

(a)          Marcello Bottoli

(i)             The Bottoli Agreement provides that if we terminate Mr. Bottoli’s employment without cause (other than as a result of his disability), we are required to pay Mr. Bottoli severance compensation in an amount equal to 24 months of his base salary and 18 months of his bonus, in each case calculated as the average of Mr. Bottoli’s base salary and bonus during the previous three-year period. In the event of any termination, we are obligated to pay Mr. Bottoli (or his estate, as applicable) any bonus amounts to which Mr. Bottoli is entitled. The Bottoli Agreement provides that during Mr. Bottoli’s employment with us and for a period of one year thereafter, he shall not engage in any business activity that is in competition with any of the businesses in which we engage or in which we have made preparations to engage, in any of the geographic areas in which we have conducted business during the one year preceding or the one year following the termination of employment. In addition, during the non-compete period, Mr. Bottoli will not in any way interfere with the relationship between us and any employee or material customer, supplier or other business relation, or hire any person known to him to have been our employee during the 12 months prior to termination. Unless Mr. Bottoli’s employment is terminated for cause, we are obligated to pay Mr. Bottoli a non-compete payment, in addition to any other termination payments, which will cease on the earlier of our written election to Mr. Bottoli terminating his non-compete obligations, Mr. Bottoli’s acceptance of alternative employment with compensation equal or greater than his prior year’s base salary (which does not violate his non-compete obligations), or the end of the non-compete period. If Mr. Bottoli is terminated without cause, the non-compete payment, to be paid monthly, will be equal to a pro rata portion of his annual salary, calculated as the average of his salary during the previous three-year period. If Mr. Bottoli resigns (with or without good reason, as defined in the Bottoli Agreement), the non-compete payment, paid monthly, will be equal to a pro rata portion of his annual salary, calculated as the average of his salary during the previous three-year period, plus (provided that Mr. Bottoli still owns any Shares) the greater of his average bonus during the previous three-year period or 50 per cent of his allocated bonus.  Under certain circumstances Mr. Bottoli may be required to repay certain amounts to the Company upon termination of his employment; for a description of these terms, see the description of the Bottoli agreement at “Service Contracts of Executive Directors and Certain Executive Officers—Employment Agreement with Marcello Bottoli” above.

(ii)         The letter of understanding between Mr. Bottoli and Samsonite Europe entered into in connection with the execution of the Management Agreement between Mr. Bottoli and

Samsonite Europe provides that if the Bottoli Agreement is terminated, the Management Agreement shall be terminated at the same time, provided that, notwithstanding such termination, we are required to continue to pay to Mr. Bottoli the management fee on a monthly basis until the earlier of our written election to Mr. Bottoli terminating his non-compete obligations, Mr. Bottoli’s acceptance of alternative employment with compensation equal to or greater than his prior year’s base salary (which does not violate his non-compete obligations), or the end of the non-compete period (as set forth in the Bottoli Agreement).

(iii)     If Mr. Bottoli’s employment had been terminated as of January 31, 2007 by the Company without cause, the Company would have been obligated to pay Mr. Bottoli cash severance totalling approximately $2,645,000, assuming for this purpose that the Company also elected to enforce the non-competition provisions of the Bottoli agreement for a full year. If Mr. Bottoli had resigned as of January 31, 2007, the Company would have been obligated to pay Mr. Bottoli amounts in respect of the non-competition provisions of the Bottoli agreement totaling approximately $1,243,000.

(iv)       A description of the terms that apply to stock options and deferred compensation awards held by Mr. Bottoli or trusts for the benefit of himself and his family in the case of the termination of his service with the Company is set forth at the description of such stock options and deferred compensation awards, at “Employee Stock Option Agreements and Plans—Stonebridge Stock Option Agreement” and “Deferred Compensation Awards—Stonebridge Deferred Compensation Award”, respectively. If Mr. Bottoli had resigned with good reason as of January 31, 2007, and the Company had exceeded the previous year’s EBITDA goal, the intrinsic value of vesting stock options held by Stonebridge would have equaled approximately $11,739,000, assuming for this purpose the Company common stock value as of January 31, 2007 of $1.10 per share. If the Company had re-acquired vested Stonebridge options as of January 31, 2007 in connection with the termination of Mr. Bottoli’s employment on such date, the Company would have been obligated to pay to Stonebridge a total of approximately $5,010,000, calculated as the difference between the exercise prices of such vested options and the Company common stock value as of January 31, 2007, which was $1.10 per share. Under the Stonebridge deferred compensation award, upon termination of Mr. Bottoli’s employment as of January 31, 2007 because of Mr. Bottoli’s death or disability or if Mr. Bottoli was terminated by the Company without cause or terminated his employment for good reason, the Company would have been obligated to vest 40% of the award and pay out approximately $1,890,000; if Mr. Bottoli terminated his employment as of January 31, 2007 with good reason and the performance goals applicable to Mr. Bottoli were met with respect to 2007, the Company would have been obligated to vest and pay 100% of the Stonebridge deferred compensation award, having a total value as of January 31, 2007 of $4,725,000.

(b)         Richard H. Wiley

(i)             The Wiley Agreement provides that if we terminate Mr. Wiley’s employment without cause, or if Mr. Wiley terminates his employment for good reason, then (1) we will be required to pay Mr. Wiley a sum equal to 18 months of base salary; provided that in the event we have provided a timely notice of non-renewal, the amount of base salary paid between the date of the notice and the date of termination will be subtracted from the 18 months of base salary and (2) until Mr. Wiley becomes eligible for coverage under another employer’s benefit plans, we will allow Mr. Wiley to continue to participate, for the number of months remaining in the term of the Wiley Agreement, in all of our health and welfare benefit plans, provided such participation is permissible under the general terms and provisions of those plans. The Wiley Agreement provides that during Mr. Wiley’s employment with us and for a period of one year thereafter, Mr. Wiley will not, directly or indirectly, as a principal, officer, director, employee or in any other capacity whatsoever, without our prior written consent, engage in, or be or become interested or acquire any ownership of any kind in, or become associated with, or make loans or advance property to any person engaged in or about to engage in, any business activity which is competitive with any of the businesses then engaged in by us in any of the geographic areas in which such businesses have been conducted by us during the last 12 months of his employment. Assuming that Mr. Wiley’s employment with the Company terminated as of January 31, 2007, under circumstances entitling him to severance, the Company would be obligated to pay Mr. Wiley cash severance equaling approximately $563,000, and his continued participation in our health and welfare plans for one year would have a total cost of approximately $16,000.

(ii)         If Mr. Wiley’s employment with us is terminated without cause, all vested options then held by Mr. Wiley generally will remain exercisable for 90 days following such termination of employment, unless such termination is because of Mr. Matton’s death or disability, in which case vested stock options generally will remain exercisable for one year. Information concerning Mr. Wiley’s stock options as of January 31, 2007, is set forth at “Outstanding Equity Awards at Fiscal Year-End” above.

(iii)     A description of the terms that apply to the deferred compensation award held by Mr. Wiley in the case of the termination of his service with the Company is set forth at the description of such stock options and deferred compensation awards, at “Deferred Compensation Awards—Wiley Deferred Compensation Award.” Under Mr. Wiley’s deferred compensation award, if Mr. Wiley’s employment had been terminated as of January 31, 2007, because of Mr. Wiley’s death or disability, his termination by the Company without cause or Mr. Wiley’s resignation for good reason, the Company would have been obligated to vest 40% of the award, such portion having a value as of January 31, 2007, of approximately $168,000.

(c)          Marc Matton

(i)             The Matton Agreement provides that if Samsonite Europe terminates Mr. Matton’s employment without cause, or if Mr. Matton terminates his employment for good reason, then Samsonite Europe will be required to pay Mr. Matton the amount of indemnity due under the “Claeys formule” used by Belgian Labour Courts, for which purpose Mr. Matton’s seniority will be counted from his first working day with us, June 1, 1974. The Matton Agreement provides that during Mr. Matton’s employment with Samsonite Europe and for a period of one year thereafter (unless such employment is terminated by Samsonite Europe without cause or by Mr. Matton with good reason), Mr. Matton will not, directly or indirectly, without the prior written consent of Samsonite Europe, engage in, or be or become interested or acquire any ownership of any kind in, or become associated with, or make loans or advance property to any person engaged in or about to engage in, any business activity which is competitive with any of the businesses then engaged in by Samsonite Europe on any of the geographic areas in which such businesses have been conducted by Samsonite Europe during the last 12 months of his employment.  Assuming that Mr. Matton’s employment with the Company terminated as of January 31, 2007, under circumstances entitling him to severance, under the Claeys formule, Mr. Matton would be entitled to payment of 40 months’ base salary, or approximately $839,660 (€666,667 multiplied by 1.25949, the average of the daily euro-to-dollar exchange rates published by the Wall Street Journal during the Company’s fiscal year ending January 31, 2007).

(ii)         If Mr. Matton’s employment with us is terminated without cause, all vested options then held by Mr. Matton generally will remain exercisable for 90 days following such termination of employment, unless such termination is because of Mr. Matton’s death or disability, in which case vested stock options generally will remain exercisable for one year. Information concerning Mr. Matton’s stock options as of January 31, 2007, is set forth at “Outstanding Equity Awards at Fiscal Year-End” above.

(d)         Quentin Mackay

(i)             The Mackay Agreement provides that either party may terminate the agreement upon six months’ written notice, provided, that in the case of a serious default by Mr. Mackay, we may terminate the agreement without any indemnity. The Mackay Agreement provides that during his employment and for a period of 12 months following the termination thereof Mr. Mckay will not, directly or indirectly, (i) delivery any services under any format to any other company competing with us, (ii) solicit or cause to be solicited, endeavour to entice away or offer to employ any of our employees or (iii) solicit any of our clients or customers. If Mr. Mackay’s employment had been terminated as of January 31, 2007, the combined value of the notice pay and benefits due to Mr. Mackay for 6 months would equal approximately $140,760 (calculated in a combination of pounds sterling and euros, and converted for this purpose into U.S. dollars using the average of the daily euro-to-dollar or pound-to-dollar exchange rates published by the Wall Street Journal during the Company’s fiscal year ended January 31, 2007), and because of his continued employment for six months, an additional 675,000 of Mr. Mackay’s stock options would have become vested.

(ii)         If Mr. Mackay’s employment with us is terminated without cause, all vested options then held by Mr. Mackay generally will remain exercisable for 90 days following such termination of employment, unless such termination is because of Mr. Mackay’s death or disability, in which case vested stock options generally will remain exercisable for one year. Information concerning Mr. Mackay’s stock options as of January 31, 2007, is set forth at “Outstanding Equity Awards at Fiscal Year-End” above.

(e)          Ramesh Tainwala

(i)    The Tainwala Agreement provides that either party must give three months’ written notice of termination of the agreement except where Mr. Tainwala’s service is terminated for cause, in which case the Company is not required to provide any notice of termination. If the Company seeks to terminate Mr. Tainwala’s service without giving three months’ notice, it may do so, provided Mr. Tainwala is paid 1.5 times his last monthly salary during the period for which shorter notice has been given. In addition, under applicable law, Mr. Tainwala is entitled upon separation from service to a payment calculated as his number of years of service with Samsonite multiplied by 15 days of his then current base salary. Assuming that Mr. Tainwala’s services with the Company terminated as of January 31, 2007 under circumstances entitling him to 3 months’ notice pay and the additional severance payment, Mr. Tainwala would be entitled to an aggregate payment equal to approximately $174,130 (calculated in a combination of Indian rupees and U.S. dollars and converted for this purpose into U.S. dollars using the average of the daily rupee-to-dollar exchange rates published by the Wall Street Journal during the Company’s fiscal year ending January 31, 2007). The Tainwala Agreement provides that during the term of the agreement and for one year following termination, Mr. Tainwala will not directly or indirectly solicit or cause to be solicited away any Ssmsonite clients or customers or offer employment to any Samsonite employees. In addition, for a period of 12 months following termination of the Tainwala Agreement, Mr. Tainwala is prohibited from competing with the business carried out by the Samsonite group of companies with which he was materially concerned or had management responsibility during the period of 12 months immediately prior to termination of his services.

(ii)   If Mr. Tainwala’s employment with us is terminated without cause, all vested options then held by Mr. Tainwala generally will remain exercisable for 90 days following such termination of employment, unless such termination is because of Mr. Tainwala’s death or disability, in which case vested stock options generally will remain exercisable for one year. Information concerning Mr. Tainwala’s stock options as of January 31, 2007, is set forth at “Outstanding Equity Awards at Fiscal Year-End” above.

Change in Control

(a)          Awards Under 1999 Stock Plan. Under the 1999 Stock Plan, upon a change in control of the Company, unvested stock options held by or on behalf of the named executive officers will become fully vested and exercisable and any applicable performance targets will be deemed to have been met. If a change in control of the Company had occurred on January 31, 2007, the approximate value of unvested stock options that would have become vested on such date (measured as the difference between the exercise price and $1.10, the fair market value of the Company common stock as of January 31, 2007) held by or on behalf of the named executive officers would have been:  Mr. Bottoli, $11,738,718; Mr. Wiley, $2,712,087; and for each of Messrs. Matton, Mackay and Tainwala, $1,639,543.

(b)         Deferred Compensation Awards. The deferred compensation awards granted to Stonebridge and to Mr. Wiley will become fully vested and payable upon the occurrence of a change in control of the Company (as defined in such award agreements). The value of the Stonebridge Deferred Compensation Award and the Wiley deferred compensation award as of January 31, 2007, is set forth in the table entitled “Non-Qualified Deferred Compensation of Executive Directors and Certain Executive Officers during Fiscal Year 2007.”

(c)          SERP. Under the SERP, if a participant’s employment is terminated either voluntarily or involuntarily without “cause” within 12 months following a “change in control event” (as defined in the SERP), the participant’s benefit will be converted into an actuarially equivalent lump sum benefit and paid out as soon as practicable after such termination of employment. The lump sum benefit is to be determined on the basis of the 1983 Group Annuity Mortality Table and the annual rate of interest on 30-year Treasury securities in effect for the month preceding the first day of the plan year in which the payment is made. If a change in control event occurred as of January 31, 2007, and Mr. Wiley’s employment had been terminated as of the same date under qualifying circumstances, the Company would have been obligated to pay to him a lump sum benefit under the SERP of approximately $158,786.

Non-Executive Director Compensation Table for Fiscal Year 2007

The following table sets forth information concerning compensation earned by our non-executive directors during fiscal year 2007.

Name	Fees Earned or Paid in Cash ($)	Total ($)
John Allan(1)	0	0
Melissa Wong Bethell(2)	0	0
Charles J. Philippin	83,000	83,000
Ferdinando Grimaldi(3)	0	0
Anthony P. Ressler	37,250	37,250
Lee Sienna(4)	26,775	26,775
Donald L. Triggs	70,750	70,750
Jeffrey B. Schwartz	38,250	38,250
Richard T. Warner	72,000	72,000

(1)          Mr. Allan was appointed to our Board of Directors effective January 1, 2007. Mr. Allan was appointed our Non-Executive Chairman in May 2007.

(2)          Ms. Bethell is an employee of Bain and, as such, does not receive compensation from us for her services as a director.

(3)          Mr. Grimaldi is an employee of Bain and, as such, does not receive compensation from us for his services as a director.

(4)          Mr. Sienna is an employee of OTPP. In accordance with our arrangement with OTPP, director fees paid by us to Mr. Sienna are forwarded to OTPP.

The current members of our Board of Directors that were nominated by, and are employed by or otherwise affiliated with, our Equity Sponsors are Antony Ressler (affiliated with Ares), Ferdinando Grimaldi Quartieri (affiliated with Bain) and Lee Sienna (affiliated with OTPP). These non-executive Directors serve pursuant to the terms of the Sponsors’ Stockholders Agreement, dated as of July 31, 2003.

Each member of the Board of Directors, other than a director employed by the Company, is entitled to receive a fee of $30,000 per annum for serving on the Board of Directors, a fee of $1,250 per Board meeting attended and a fee of $1,000 per committee meeting attended. In addition, the chairperson of the Audit Committee receives an additional chair fee of $10,000 per annum and the chairpersons of all of the other committees of the Board receive an additional chair fee of $5,000 per annum. For fiscal year 2007, Messrs. Philippin, Triggs and Warner each were paid an additional $25,000 fee in cash in respect of their services on the special committee that reviewed the Company’s leveraged recapitalization transaction. In 1996, the Company adopted the 1996 Directors’ Stock Plan whereby Board members may elect to receive their fees in shares of Common Stock rather than cash. During fiscal year 2007, none of the aggregate directors fees were paid in shares of Common Stock. All of our directors are reimbursed for all reasonable travel and other expenses of attending meetings of the Board or a committee thereof.

As of Admission, the Company intends to pay to each of Messrs. Philippin, Triggs and Warner a one-time payment equal to $175,000.

Following Admission, we expect to pay each member of the Board of Directors, other than the non-executive Chairman and the directors employed by the Company, a fee of $90,000 per annum for serving on the Board of Directors, a fee of $1,250 per Board meeting attended and a fee of $1,000 per committee meeting attended. The non-executive Chairman will be paid a fee of £150,000 (approximately $295,000 as of January 31, 2007) per annum. In addition, the chairpersons of each of the committees of the Board will receive an additional $10,000 per annum.

In 1996, the Company adopted the 1996 Directors’ Stock Plan whereby Board members may elect to receive their fees in shares of Common Stock rather than cash. During fiscal year 2007, none of the aggregate directors fees were paid in shares of Common Stock. All of our directors are reimbursed for all reasonable travel and other expenses of attending meetings of the Board or a committee thereof.

We have entered into an agreement with Mr. Allan which sets forth the basic terms of his compensation as a director, which terms are consistent with the terms described in the paragraph above. The agreement also provides for non-competition and non-solicitation covenants which expire 12 months following termination of Mr. Allan’s service as a director.

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, Ferdinando Grimaldi Quartieri, Antony P. Ressler and Lee Sienna served as members of our Compensation Committee. None of the directors that served on the Compensation Committee during the last fiscal year has ever served as an employee or officer of the Company. Mr. Ressler is a senior partner in the private equity group of Ares, Mr. Grimaldi is a managing director of Bain Capital Ltd., which is the managing member and manager of Bain, and Mr. Sienna is a vice president of the private equity group of OTPP. As of April 1, 2007, Ares, Bain and OTTP held, on a fully diluted basis, approximately 38%, 24% and 24% of the Company’s Common Stock, respectively.

DISSENTER’S RIGHTS OF APPRAISAL

Under the DGCL, our stockholders are not entitled to any dissenters’ rights or appraisal of their shares of Common Stock in connection with the approval of the actions described in this Information Statement.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

To the extent that certain of the Charter Amendments make it less likely that a change in control of the Company will occur, the effect of the Charter Amendments may be to assist the Board and the executive officers of the Company in retaining their existing positions. Other than this potential entrenchment effect, no director, executive officer, or any associate of any director or executive officer  has any substantial interest, direct or indirect, by security holdings or otherwise, in the adoption of the Charter Amendments or the transactions contemplated thereby that is not shared by all other stockholders.

Our directors all support and voted in favor of adopting the Charter Amendments and the Plan.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information about persons known to the Company to be the beneficial owner of more than 5% of our Common Stock, and as to the beneficial ownership of our Common Stock by each of our directors and “Named Executive Officers”, and all of our directors and executive officers as a group, as of May 1, 2007. Except as otherwise indicated, to our knowledge, the persons identified below have sole voting and sole investment power with respect to shares they own of record.

	Common Stock
Name and Address of Beneficial Owner(a)	Number of Shares Beneficially Owned		Percent(b)
Ares Management, LLC	289,647,429	(c)	38.23%
1999 Avenue of the Stars Suite 1900 Los Angeles, California 90067
Bain Capital (Europe) L.P.	179,078,398	(d)	24.13%
c/o Bain Capital, LLC 111 Huntington Avenue Boston, Massachusetts 02199
Ontario Teachers’ Pension Plan Board	179,078,398	(e)	24.13%
5650 Yonge Street, 5th Floor Toronto, Ontario M2M 4H5
Marcello Bottoli	24,113,735	(f)	3.2%
Richard H. Wiley	4,402,218	(g)	*
Marc Matton	2,072,642	(h)	*
Ramesh Tainwala	1,659,000	(i)	*
Quentin Mackay	1,650,000	(j)	*
Ferdinando Grimaldi Quartieri	—	(k)	*
Charles J. Philippin	—		*
Antony P. Ressler	—	(l)	*
Lee Sienna	—	(m)	*
Donald L. Triggs	—		*
Richard T. Warner	—		*
Melissa Wong Bethell	—	(k)(n)	*
Jeffrey B. Schwartz	—	(n)	*
John Allan	—		*
All directors and executive officers as a group (20 persons)	42,995,415		5.58%

Notes:

*                    Less than 1.0%.

(a)           Unless otherwise noted, the address of each stockholder is c/o Samsonite Corporation, 575 West Street, Mansfield, Massachusetts 02048.

(b)          Ownership percentages are calculated in the following manner: the numerator consists of each beneficial owner’s holdings, options held that are exercisable as of April 1, 2007 and, for our Major Stockholders, warrants to purchase shares of Common Stock. The denominator is the sum of (i) all outstanding shares of Common Stock and (ii) all options and/or warrants that are held by such beneficial owner and were exercisable as of May 1, 2007.

(c)           Includes shares of Common Stock beneficially owned by Ares and certain of its affiliates. Ares has reported shared voting and dispositive power with respect to all of the shares of Common Stock and warrants to purchase Common Stock beneficially owned by Ares Corporate Opportunities Fund, L.P., Ares Leveraged Investment Fund, L.P. and Ares Leveraged Investment Fund II, L.P., each of which is managed by affiliates of Ares. Includes warrants to purchase 15,515,892 shares of Common Stock exercisable as of May 1, 2007 and also includes further warrants to purchase 71,690 shares of Common Stock exercisable as of May 1, 2007.

(d)          Includes warrants to purchase 71,690 shares of Common Stock exercisable as of May 1, 2007. Bain Capital Investors, LLC is the managing member and manager of Bain Capital (Europe) L.P., and has voting and dispositive control with respect to all shares of Common Stock held by Bain Capital (Europe) L.P.

(e)           Includes warrants to purchase 71,690 shares of Common Stock exercisable as of May 1, 2007.

(f)             Includes options held by Stonebridge Development Limited to purchase 18,000,000 shares of Common Stock exercisable as of May 1, 2007.

(g)           Includes options to purchase 3,376,250 shares of Common Stock exercisable as of May 1, 2007.

(h)          Includes options to purchase 1,687,500 shares of Common Stock exercisable as of May 1, 2007.

(i)             Includes options to purchase 1,659,000 shares of Common Stock exercisable as of May 1, 2007.

(j)              Includes options to purchase 1,650,000 shares of Common Stock exercisable as of May 1, 2007.

(k)          Mr. Grimaldi is a managing director of Bain Capital Ltd., and Ms. Bethell is a Principal of Bain Capital Ltd. Bain Capital Investors, LLC, which is associated with Bain Capital Ltd., is the managing member and manager of Bain Capital (Europe) L.P. By virtue of these relationships, Mr. Grimaldi and Ms. Bethell may be deemed to share voting and dispositive control of all shares of Common Stock held by Bain Capital (Europe) L.P., but both Mr. Grimaldi and Ms. Bethell disclaim beneficial ownership of those Shares.

(l)             Does not include the shares of Common Stock held by Ares and its affiliates, of which Mr. Ressler disclaims beneficial ownership.

(m)      Does not include the shares of Common Stock held by OTPP, of which Mr. Sienna, a Vice President of the private equity group of OTPP, disclaims beneficial ownership.

(n)          On May 18, 2007 Ms. Bethell and Mr. Schwartz resigned as directors of the Company.

PROPOSALS BY SECURITY HOLDERS

None.

OTHER MATTERS

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of Common Stock will be borne by the Company. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward Information Statement materials to the beneficial owners of Common Stock, and the Company will reimburse such persons for their reasonable expenses incurred in forwarding such Information Statement materials.

In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also,  we will promptly deliver a separate copy of this Information Statement and future stockholder  communication documents to any security  holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above or by contacting us at (508) 851-1400.

Security holders may also address future requests regarding delivery of Information Statements  and/or annual reports by contacting us at the address noted above.

APPENDIX A

RESTATED CERTIFICATE OF INCORPORATION

OF

SAMSONITE CORPORATION

Pursuant to Sections 242 and 245 of the

Delaware General Corporation Law (the “DGCL”)

SAMSONITE CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

(1)   The name of the Corporation is Samsonite Corporation. The Corporation was originally incorporated under the name of KALK International, Inc. The original certificate of incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on May 4, 1987.

(2)   This Restated Certificate of Incorporation of the Corporation was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”) and by the stockholders of the Corporation in accordance with Sections 242 and 245 of the DGCL.

(3)   This Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended or supplemented.

(4)   The text of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

ARTICLE I

The name of the corporation is:

Samsonite Corporation

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is The Prentice-Hall Corporation System, Inc., 2711 Centerville Road, Ste. 400, Wilmington, Delaware 19808, County of New Castle. The name of the Corporation’s registered agent at such address is The Prentice-Hall Corporation System, Inc.

ARTICLE III

The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the DGCL.

ARTICLE IV

The total number of shares of stock which the Corporation shall have authority to issue is 1,002,000,000 shares, consisting of 2,000,000 shares of preferred stock, par value $0.01 per share (hereinafter referred to as “Preferred Stock”), and 1,000,000,000 shares of common stock, par value $0.01 per share (herein referred to as “Common Stock”).

Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of this Restated Certificate of Incorporation, every three and one half (3.5) shares of the Corporation’s common stock, par value $.01 per share, issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be reclassified and combined into one (1) validly issued, fully paid and non-

assessable share of Common Stock authorized by this Article IV, without any action by the holder thereof, subject to the treatment of fractional interests as described below (the “Reclassification”). Stockholders who, immediately prior to the Effective Time, own a number of shares of Old Common Stock which is not evenly divisible by three and one half (3.5) shall, with respect to such fractional interest, be entitled to receive cash from the Corporation in lieu of fractional shares of Common Stock, equal to such fraction of a share of Common Stock as such stockholder would otherwise be entitled to receive upon the effectiveness of the Reclassification multiplied by the fair market value of a share of Common Stock as of the Effective Time, as determined in good faith by the Board of Directors. Each certificate that prior to the Reclassification represented shares of Old Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Old Common Stock represented by the Old Certificate shall have been reclassified and combined (and, if applicable, the right to receive cash in lieu of fractional shares); provided that each person holding of record an Old Certificate shall be entitled to receive, upon surrender of such Old Certificate, a new certificate or certificates evidencing and representing the number of whole shares of Common Stock to which such person is entitled pursuant to the Reclassification.

The Preferred Stock may be issued from time to time in one or more series. Subject to Article XI of this Restated Certificate of Incorporation, the Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each such series shall include, but not be limited to, determination of the following:

(a)    The designation of the series, which may be by distinguishing number, letter or title.

(b)   The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

(c)    Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate or rates of the series or the method by which such rate or rates shall be determined.

(d)   The dates at which dividends, if any, shall be payable.

(e)    The redemption rights and price or prices, if any, for shares of the series.

(f)    The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

(g)    The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(h)   Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Corporation or any other entity, and, if so, the specification of such other class or series or such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(i)    Restrictions on the issuance of shares of the same series or of any other class or series.

(j)     The voting rights, if any, of the holders of shares of the series.

The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. The holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

Except as may be otherwise provided by law or in this Restated Certificate of Incorporation or in a Preferred Stock Designation, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. The directors of the Corporation need not be elected by written ballot unless the By-laws of the Corporation so provide.

The Corporation may, but shall not be obligated to, issue any fractional shares of capital stock upon conversion of any share or shares of convertible Preferred Stock or otherwise. All shares of capital stock of the Corporation (including fractions thereof) issuable upon conversion of any share or shares of convertible Preferred Stock or any other convertible security of the Corporation by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional shares. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of capital stock of the Corporation, the Corporation may, but shall not be obligated to, in lieu of issuing any fractional shares, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as otherwise required by applicable law.

ARTICLE V

In furtherance of, and not in limitation of, the powers conferred by law, the Board of Directors is expressly authorized and empowered to adopt, amend or repeal the By-Laws of the Corporation.

ARTICLE VI

The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than three nor more than fifteen directors, the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Board of Directors. All directors shall be of one class and each director shall serve for a term ending at (i) the annual meeting following the annual meeting at which the director was elected or (ii) the first annual meeting after the director was appointed. In no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Subject to the rights of any series of Preferred Stock then outstanding, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock or any other class of stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Restated Certificate of Incorporation applicable thereto (including any Preferred Stock Designation), and such directors so elected shall not be divided into classes unless expressly provided by such terms.

ARTICLE VII

Each person who is or was or had agreed to become a director or officer of the Corporation, and each such person who is or was serving or who had agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, subject to the By-laws of the Corporation, to the full extent permitted from time to time by the DGCL or any other applicable laws as presently or hereafter in effect. The right to indemnification conferred by this Article VII shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition as provided in the By-laws of the Corporation. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any other person which provide, subject to the By-laws of the Corporation, for indemnification greater than or different from that provided in this Article VII. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VII to directors and officers of the Corporation. Any amendment or repeal of this Article VII shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal.

ARTICLE VIII

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any amendment or repeal of this Article VIII shall not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

ARTICLE IX

9.1   Except as otherwise provided in Sections 9.2 and 9.3, the Corporation shall not issue for sale any Equity Securities, on any terms unless:

(a)    the Corporation has made an offer to each holder of its outstanding Relevant Shares to subscribe for a proportion of such Equity Securities on the same or more favorable terms, where such proportion is, as nearly as practicable, equal to the proportion held by such holder of the aggregate Voting Power of Relevant Shares of the Corporation issued and outstanding; and

(b)   the Preemptive Offer Period (as defined below) has expired or the Corporation has received notice of the acceptance or refusal of every offer so made.

An offer to be made under this Section 9.1 shall be made by notice in writing specifying the terms of such offer, including the aggregate number of Equity Securities offered for subscription and the price to be paid for such Equity Securities and specifying a period of time not less than 21 calendar days (the “Preemptive Offer Period”) within which the offer, if not accepted, will be deemed to be declined.

9.2   The provisions of this Article IX shall not apply to any issuance of Equity Securities of the Corporation approved, and preemptive rights may be waived on behalf of all stockholders, by the affirmative vote of the holders of at least seventy-five per cent (75%) of the Represented Voting Power. The provisions of this Article IX shall also not apply to:

(a)    the issuance of shares of Common Stock of the Corporation in connection with the offering to be completed on Admission;

(b)   the issuance of Equity Securities of the Corporation pursuant to a stock option or incentive award plan or other employee benefit plan approved by the Board of Directors;

(c)    the issuance of Equity Securities of the Corporation resulting from the conversion or exercise (as applicable) of convertible securities, warrants, options or other subscription rights which, if issued after Admission, have been issued in accordance with Section 9.1;

(d)   the issuance of Equity Securities of the Corporation resulting from the conversion of stock or other securities of any other corporation pursuant to a merger, acquisition or other corporate reorganization to which the Corporation is a party; and

(e)    the issuance of shares of any Equity Securities of the Corporation for consideration, wholly or partly, otherwise than in cash.

9.3   Until the annual meeting of the stockholders of the Corporation in 2008, the provisions of this Article IX shall not apply to the issuance by the Corporation of Equity Securities which (together with any other Equity Securities issued by the Corporation in accordance with this Section 9.3 since Admission, but excluding any Equity Securities of the Corporation issued in accordance with Section 9.2 above) comprise less than five per cent (5%) of the total number of issued shares of capital stock of the Corporation immediately following Admission.

ARTICLE X

10.1   In Articles IX, X, XI, XIII and XIV, the following words and expressions have the meanings specified below:

“Admission” means admission of shares of the Corporation’s Common Stock to listing on the Official List of the Financial Services Authority of the United Kingdom and to trading on the London Stock Exchange.

“acting in concert”, in respect of any persons, means co-operating, pursuant to an agreement, arrangement or understanding (whether written or oral) to obtain or consolidate Control of the Corporation or to frustrate the successful outcome of an offer for the Corporation, including, without limitation, (i) a corporation, its parent, subsidiaries and fellow subsidiaries, and their associated corporations, and corporations of which such corporations are associated corporations (ownership or control of more than twenty per cent (20%) of the outstanding shares of capital stock of a corporation being regarded as the test of associated corporation status), (ii) a corporation with any of its directors (together with their close relatives and related trusts), (iii) a corporation with any of its pension funds and the pension funds of any associated corporation, (iv) a fund manager with any investment company, unit trust or other person whose investments such fund manager manages, (v) a connected adviser of the offeror or offeree corporation, their concert parties or associated corporations (being an organization advising any such party in relation to the offer or their corporate broker) and (vi) directors of the Corporation when it is subject to an offer or where the directors have a reason to believe a bona fide offer for the Corporation may be imminent.

“beneficial ownership” means, with respect to shares of capital stock, having (i) the right to sole or shared voting power (which includes the power (whether conditional or absolute) to vote, or to direct the voting of, such shares of capital stock) and/or (ii) the right to investment power (which includes the power (whether conditional or absolute) to dispose, or to direct the disposition of, such shares of capital stock)

and/or (iii) the right or option to acquire any of the foregoing interests or call for their delivery or being under an obligation to take delivery of them, in each case whether through any contract, arrangement, understanding, relationship, or otherwise and whether the right, option or obligation is conditional or absolute and whether it is in money or otherwise. A person who is party to any derivative contract whose value is determined by reference to the price of the Corporation’s shares of capital stock and which results or may result in having a long position in them shall also be deemed to beneficially own such shares of capital stock of the Corporation. Shares of capital stock may be beneficially owned by one or more persons and the beneficial ownership of any person shall be deemed to include the beneficial ownership of any other person deemed to be acting in concert.

“CEO Stockholders Agreement” means the stockholders agreement, dated as of March 2, 2004, among the Corporation, the Major Stockholders, Mr. Marcello Bottoli and Stonebridge Development Limited, as the same has been and may be amended from time to time.

“Control” means, in relation to the Corporation, direct and/or indirect beneficial ownership by a person of shares of capital stock representing thirty per cent (30%) or more of the Voting Power of the Corporation, whether or not such ownership holdings give de facto control.

“Disclosure Notice” means a notice issued by the Corporation requiring the disclosure by the addressee of such notice of (i) particulars of his interest in shares in the capital stock of the Corporation (whether held by him presently or at any time during the previous three years), (ii) (where his interest is a present interest and any other interest subsists or has subsisted at any time during the previous three years) so far as lies within his knowledge, particulars of such other interest in such shares in the capital stock of the Corporation as may be required by the notice and (iii) (where his interest is a past interest) so far as lies within his knowledge, particulars of the identity of the person who held that interest in such shares in the capital stock of the Corporation immediately upon his ceasing to hold it.

“Equity Securities” means a Relevant Share in the Corporation, or a right to subscribe for, or to convert securities into, a Relevant Share in the Corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executives’ Stockholders Agreement” means the stockholders agreement, dated as of September 23, 2003, among the Corporation, the Major Stockholders and approximately sixty of the Corporation’s executives, as the same has been and may be amended from time to time.

“Highest Price” has the meaning specified in Section 10.4.3.

“interest” means, in relation to shares of capital stock of the Corporation, beneficial ownership of any such shares of capital stock of the Corporation.

“Letter Agreement” means the letter agreement (that specifically references this definition in this Section 10.1) to be entered into prior to Admission among the Major Stockholders and the Corporation providing for, among other things, various registration rights granted to the Major Stockholders.

“Major Stockholders” means Ares Management, LLC (together with its affiliates), Bain Capital (Europe) L.P. and the Ontario Teachers Pension Plan Board (each, individually, a “Major Stockholder”).

“Notifiable Interest” means the beneficial ownership of shares of capital stock of the Corporation that represent three per cent (3%) or more of the voting power attributable to all of the issued and outstanding capital stock of the Corporation, without taking into account any Voting Power Reduction then in effect, provided that, during an Offer Period, a “Notifiable Interest” shall mean the beneficial ownership of shares of capital stock of the Corporation that represent one per cent (1%) or more of the voting power attributable to all of the issued and outstanding capital stock of the Corporation, without taking into account any Voting Power Reduction then in effect.

“Offer” means a written tender offer made in accordance with Section 10.4.

“Offeror” has the meaning set out in Section 10.4.

“Offer Period” means the period from the time when public disclosure is made of a proposed or possible Offer (with or without terms) until the date when the Offer becomes or is declared unconditional as to acceptances or expires. A public announcement that thirty per cent (30%) or more of the Voting Power of the Corporation is for sale or that the Board of Directors is seeking potential offers to acquire Control of the Corporation will be treated as the public announcement of a possible Offer for purposes of determining the applicable Offer Period.

“Operator” means any person who is a stockholder of record of the Corporation by virtue of its holding stock on behalf of persons who own stock in the Corporation beneficially.

“person” means any individual, firm, partnership, association, corporation, trust, limited liability company, or other entity.

“public disclosure” means disclosure in a press release reported by the Dow Jones News Service, Associated Press, Reuters, Bloomberg or comparable national or international news service, or via a regulatory information service in the United Kingdom or in a document filed by the Corporation or an Offeror with the Financial Services Authority or the London Stock Exchange (if the Corporation’s equity securities are listed on the Official List of the Financial Services Authority and traded on the London Stock Exchange at such time) or the United States Securities and Exchange Commission (“SEC”) (if the Corporation is then a US Reporting Corporation) or furnished to all stockholders.

“Percentage Level” means the percentage figure found by expressing the voting power attributable to the shares of capital stock of the Corporation beneficially owned by the relevant stockholder immediately before or, as the case may be, immediately after the Relevant Time as a percentage of the voting power attributable to all of the issued and outstanding capital stock of the Corporation (without taking into account any Voting Power Reduction then in effect) and rounding such percentage figure down, if it is not a whole number, to the next whole number; provided, however, that where the total voting power attributable to all of the issued and outstanding capital stock of the Corporation is greater immediately after the Relevant Time than it was immediately before such time, the “Percentage Level” immediately before and immediately after the Relevant Time shall be determined by reference to the larger amount.

“Relevant Shares” means (a) shares of Common Stock of the Corporation, and (b) any other shares of capital stock of the Corporation other than shares which carry a right to participate only up to a specified amount in dividend distributions or distributions to stockholders upon liquidation, dissolution or winding up of the Corporation.

“Relevant Time” means the time of the relevant event or change of circumstances specified in clause (a), (b) or (c) of Section 10.2.1; provided, however, that, if clause (a), (b) or (c) of Section 10.2 applies as a result of a stockholder becoming aware of the relevant facts, then “Relevant Time” means the time at which such stockholder became aware of the facts in question.

“Represented Voting Power” means the Voting Power (i) entitled to vote on the relevant action, (ii) represented in person or by proxy at the meeting of the stockholders at which the relevant action shall be approved and (iii) for which a vote has been cast for or against, or for which there as been an abstention, on the relevant action at a meeting of stockholders at which a quorum is present.

“US Reporting Corporation” means a person with a class of equity securities registered under the Exchange Act or otherwise required to file periodic reports with the Securities and Exchange Commission pursuant to the Exchange Act.

“Voting Power” means the voting power attributable to all of the issued and outstanding capital stock of the Corporation entitled to vote generally in the election of directors, taking into account any Voting Power Reduction then in effect.

“Voting Power Reduction” has the meaning specified in Section 10.2.5.

10.2

10.2.1   Where a person:

(a)    knows (or becomes aware) that he has acquired an interest in shares of capital stock of the Corporation or, in the event such stockholder is an Operator, knows (or becomes aware) that any other person has acquired an interest in shares of capital stock of the Corporation of which he is the holder of record;

(b)   knows (or becomes aware) that he has ceased to be interested in shares of capital stock of the Corporation or, in the event such stockholder is an Operator, knows (or becomes aware) that any other person has ceased to be interested in shares of capital stock of the Corporation of which he is the holder of record; or

(c)    other than in the circumstances set forth in clause (a) or (b) of this Section 10.2.1, is aware at the time when it occurs (or otherwise becomes aware) of any transaction which has the effect of (i) increasing or decreasing such person’s interest, or of causing such person to cease to be interested, in shares of capital stock of the Corporation, or (ii) increasing or decreasing the interest of any other person, or causing any other person to cease to be interested, in shares of capital stock of the Corporation of which he is the holder of record, then (x) in the circumstances set forth in Section 10.2.2, he shall be required to notify the Corporation of his interest, if any, in shares of capital stock of the Corporation and (y) in the circumstances set forth in Section 10.2.3, he shall be required to notify the Corporation of the interests of any other person in such shares of capital stock of the Corporation of which he is the holder of record. In the case of (y) only, the obligations of the Operator shall be limited to disclosing information that it records relating to a person appearing to beneficially own the stock it holds.

10.2.2   A person shall notify the Corporation of his interest, if any, in shares of capital stock of the Corporation if (i) he has a Notifiable Interest immediately after the Relevant Time, but did not have such an interest before that time, (ii) he had a Notifiable Interest before the Relevant Time, but does not have such an interest immediately after that time, or (iii) he had a Notifiable Interest immediately before the Relevant Time, and has such an interest immediately after that time, but the Percentage Level of his interest immediately before and immediately after that time are not the same.

10.2.3   A person shall notify the Corporation of the interests of any other person in shares of capital stock of the Corporation of which he is the holder of record if (i) such other person has a Notifiable Interest immediately after the Relevant Time, but did not have such an interest immediately before that time, (ii) such other person had a Notifiable Interest immediately before the Relevant Time but does not have such an interest immediately after that time, or (iii) such other person had a Notifiable Interest immediately before the Relevant Time, and has such an interest immediately after that time, but the Percentage Level of his interest immediately before and immediately after that time are not the same (or shall use his commercially reasonable efforts to cause such other person to make the requisite notification).

10.2.4   Any notification required to be made to the Corporation by a person pursuant to this Section 10.2 shall be effected within a period of two (2) trading days of the date on which the obligation to provide such notification arises. The notification shall (i) state the number (and type) of shares of capital stock of the Corporation in which the person making the notification knows he (or any other relevant person) had interests immediately after the time when the obligation arose or (ii) in the case where the person making the notification (or any other relevant person) no longer has a Notifiable Interest, state that he (or such other person) no longer has such interest.

10.2.5   If any person fails to provide notification to the Corporation pursuant to this Section 10.2 or fails to deliver the information in respect of the stock within the requisite time period, or if such person has provided information pursuant to such notification that is false or inadequate in a material respect, and, in either case, such failure to provide notification or false or misleading notification comes to the notice of the Board of Directors, then the Board of Directors may in its sole discretion reduce the Voting Power of the stock beneficially owned by such person so that each share beneficially owned by such persons has no votes per share to the fullest extent permitted by law (the “Voting Power Reduction”). The Corporation shall, as soon as practicable after such reduction, notify the relevant persons of the imposition of such Voting Power Reduction.

10.2.6   The Board of Directors may determine that the Voting Power Reduction imposed on stock pursuant to Section 10.2.5 shall cease to apply at any time. If the Corporation receives the information required pursuant to this Section 10.2, the Board of Directors shall, within 7 days of receipt, make a determination with respect to whether the Voting Power Reduction imposed on stock pursuant to Section 10.2.5 shall cease to apply.

In addition, the Board of Directors shall make a determination whether or not the Voting Power Reduction imposed pursuant to Section 10.2.5 shall cease to apply if the Corporation receives written evidence of transfer with respect to the stock subject to the Voting Power Reduction. Where the Board determines that the transfer involves a bona fide sale of the entire interest in such stock to a person who is not acting in concert with the person appearing to beneficially own the stock, the Board of Directors shall notify the transferee as soon as practicable that the Voting Power Reduction has ceased to apply.

Neither the Corporation nor the Board of Directors shall in any event be liable to any person as a result of the Voting Power Reduction, or a failure to determine that the Voting Power Reduction shall cease to apply, if the Board of Directors has acted in good faith to the fullest extent permitted by law.

10.3

10.3.1   For purposes of this Section 10.3, a person shall be treated as beneficially owning stock:

(a)    if, in response to a Disclosure Notice, the person beneficially owning the stock or another person appearing to beneficially own the stock has failed to establish the identities of those who have beneficial ownership and, taking into account the response and other relevant information, the Board of Directors has determined that the person in question beneficially owns or may beneficially own such stock; or

(b)   if the person holding the stock is an Operator and the person in question has notified the Operator that he beneficially owns such stock.

10.3.2   The Board of Directors may send a Disclosure Notice in writing to any person that the Board of Directors determines to have or to be reasonably likely to have beneficial ownership of shares of capital stock of the Corporation requiring such person to identify any stock of the Corporation that such person beneficially owns and to give such further information as may be required by the Board of Directors. Any Disclosure Notice may require such person to describe specifically its beneficial ownership of the stock. Any information given in response to the Disclosure Notice shall be mailed within such reasonable time as may be specified in the notice. Where a Disclosure Notice is given to an Operator, the obligations of the Operator shall be limited to disclosing information that it records relating to a person appearing to beneficially own the stock it holds.

10.3.3   Despite anything herein to the contrary, if a Disclosure Notice has been sent to a person and the Corporation has not received the information required in respect of the stock within such reasonable time as may be specified in the notice, or, if the Corporation has received information in response to such Disclosure Notice that the Board of Directors determines to be false or inadequate in a material respect, then the Board of Directors may in its sole discretion impose a Voting Power Reduction in respect of the shares of capital stock of the Corporation beneficially owned by such person. The Corporation shall, as soon as practicable after such reduction, send notice to the relevant persons stating that (until such time as the Board of Directors determines otherwise under Section 10.3.4) the shares of stock beneficially owned by such persons shall be subject to the Voting Power Reduction stated in the notice.

10.3.4   The Board of Directors may determine that the Voting Power Reduction imposed on stock pursuant to Section 10.3.3 shall cease to apply at any time. If the Corporation receives the information requested by the relevant Disclosure Notice, the Board of Directors shall, within 7 days of receipt, make a determination with respect to whether the Voting Power Reduction imposed on stock pursuant to Section 10.3.3 shall cease to apply.

In addition, the Board of Directors shall make a determination whether or not the Voting Power Reduction imposed pursuant to Section 10.3.3 shall cease to apply if the Corporation receives written evidence of transfer with respect to the stock subject to a Voting Power Reduction. Where the Board of Directors determines that the transfer involves a bona fide sale of the entire interest in such stock to a person who is not acting in concert with the person appearing to beneficially own the stock, the Board of Directors shall notify the transferee as soon as practicable that the Voting Power Reduction has ceased to apply.

Neither the Corporation nor the Board of Directors shall in any event be liable to any person as a result of the Voting Power Reduction, or a failure to determine that the Voting Power Reduction shall cease to apply, if the Board of Directors has acted in good faith to the fullest extent permitted by law.

10.4

10.4.1   Subject to applicable United States securities laws and Section 10.4.2 of this Restated Certificate of Incorporation, when:

(a)    any person acquires beneficial ownership of shares of the capital stock of the Corporation, whether such ownership was acquired in one transaction or a series of transactions, that (taken together with shares of the capital stock of the Corporation beneficially owned, held or acquired by persons acting in concert with such person) represent thirty per cent (30%) or more of the Voting Power; or

(b)   any person who beneficially owns not less than thirty per cent (30%) but not more than fifty per cent (50%) of the Voting Power, together with persons acting in concert with such person, acquires additional shares of the capital stock of the Corporation representing more than 1 per cent (1%) of the Voting Power, then such person and any person acting in concert with such person (each such person referred to as the “Offeror”) shall extend an Offer, in accordance with this Section 10.4, to the holders of all issued and outstanding shares of the capital stock of the Corporation; provided, however, that the obligation to make an Offer pursuant to this Section 10.4 shall not apply to any investment banking firm or similar institution acting in its capacity as an underwriter in a firm commitment underwritten offering. Such Offer must be conditional only upon the Offeror having received acceptances in respect of shares of the capital stock of the Corporation that, together with all the shares of the capital stock of the

Corporation beneficially owned by such Offeror or any person acting in concert with it, will result in the Offeror and any person acting in concert with it beneficially owning shares of the capital stock of the Corporation representing more than fifty per cent (50%) of the Voting Power before the Offer is made. An Offer must be unconditional if the Offeror beneficially owns, together with persons acting in concert with it, shares of the capital stock of the Corporation representing more than fifty per cent (50%) of the Voting Power before the Offer is made.

An option to acquire shares of the capital stock of the Corporation will be deemed to constitute the acquisition of securities giving rise to the obligation to make an Offer under this Section 10.4 where the relationship and arrangements between the parties concerned is such that effective Control of the shares of the capital stock of the Corporation has passed to the holder of the option.

10.4.2.

10.4.2.1.   Notwithstanding the foregoing, in the event that the stockholding of any Major Stockholder (when aggregated with the stockholdings of any other stockholders who are or are deemed to be acting in concert with him, if any) beneficially owns not less than thirty per cent (30%) but not more than fifty per cent (50%) of the Voting Power, then such Major Stockholder and any person acting in concert with such Major Stockholder will only be required to extend an Offer in accordance with this Section 10.4 if:

(a)    such Major Stockholder’s beneficial ownership of shares of the capital stock of the Corporation (when aggregated with the beneficial ownership of other stockholders who are or are deemed to be acting in concert with him, if any) is increased through the acquisition of additional shares of capital stock to an aggregate level of beneficial ownership representing:

(i)    if such Major Stockholder is not acting in concert with any other Major Stockholder, an increase of one per cent (1%) or more of the Voting Power above the beneficial ownership of such Major Stockholder immediately following Admission (when aggregated with the beneficial ownership of other stockholders acting in concert with such Major Stockholder);

(ii)   if such Major Stockholder is or is determined by the Board of Directors to be acting in concert with one other Major Stockholder, an increase of two per cent (2%) or more of the Voting Power above the aggregate beneficial ownership of the two relevant Major Stockholders immediately following Admission (when aggregated with the beneficial ownership of other stockholders acting in concert with the two relevant Major Stockholders); or

(iii)  if such Major Stockholder is or is determined by the Board of Directors to be acting in concert with both of the other Major Stockholders, an increase of three per cent (3%) or more of the Voting Power above the aggregate beneficial ownership of the Major Stockholders immediately following Admission (when aggregated with the beneficial ownership of other stockholders acting in concert with the three Major Stockholders); and

(b)   a majority of the Board of Directors determines in its absolute discretion that the U.K. Panel on Takeovers and Mergers would be reasonably likely to have required such Major Stockholder to extend an Offer if the Corporation had been a public company incorporated in England and subject to its jurisdiction.

Any increase in the beneficial ownership of a Major Stockholder in the circumstances contemplated by Section 10.4.2.2 shall be disregarded for the purposes of determining whether any increase in beneficial ownership under this Section 10.4.2.1 has occurred.

10.4.2.2.   In the event that the beneficial ownership of any Major Stockholder, together with the beneficial ownership of persons acting in concert with such Major Stockholder, increase to a level where the provisions of this Section 10.4 would otherwise require such Major Stockholder to extend an Offer, and such increase was due to:

(a)    the exercise of rights, or performance of obligations, under the Executives’ Stockholders Agreement, the CEO Stockholders Agreement, the Letter Agreement, or any other agreement entered into between the Corporation and the Major Stockholders prior to Admission;

(b)   ordinary corporate activity carried out by the Corporation, including a reduction in the number of issued and outstanding shares of Common Stock; or

(c)    the redelivery of shares of capital stock of the Corporation to such Major Stockholder upon the termination of a stock borrowing arrangement made on arms’ length commercial terms,

then, notwithstanding such increase in beneficial ownership, such Major Stockholder will not be required to extend an Offer pursuant to this Section 10.4.

10.4.3   An Offer must be made in writing and publicly disclosed by the Offeror, must be open for acceptance for a period of not less than 30 days and, if the Offer is made conditional as to acceptances and becomes or is declared unconditional as to acceptances, must remain open for not less than 14 days after the date on which it would otherwise have expired. An Offer must be in cash or be accompanied by a cash alternative at not less than the highest price (as computed in accordance with Section 10.4.4) paid by the Offeror for shares of capital stock of the Corporation during the Offer Period or within the twelve (12) months prior to the commencement of the Offer Period (the “Highest Price”). Subject to Section 10.4.4, the Highest Price shall be determined by the Board of Directors or any advisor retained by the Board of Directors for such purpose.

10.4.4   When shares of capital stock of the Corporation have been acquired for consideration other than cash in a transaction giving rise to an obligation to make an Offer under this Section 10.4, the Offer must nevertheless be in cash or be accompanied by a cash alternative of at least equal value, which value must be determined by an independent valuation. In calculating the Highest Price, stamp duty, transfer taxes and broker’s commissions, if any, shall be excluded.

10.4.4.1   If shares of capital stock of the Corporation have been acquired in exchange for securities in a transaction giving rise to an obligation to make an Offer under this Section 10.4 and such securities are widely held and actively traded on a securities exchange, the Highest Price will be established by reference to the volume-weighted average sale price of such securities on the applicable market on the day of such acquisition or, if such day is not a trading day, the next preceding trading day.

10.4.4.2   If shares of capital stock of the Corporation have been acquired by the conversion or exercise (as applicable) of convertible securities, warrants, options or other subscription rights, the Highest Price shall be established by reference to the volume-weighted average sale price of such shares on the London Stock Exchange on the day on which the relevant exercise or conversion notice was submitted or, if such day is not a trading day, the next preceding trading day. If, however, the convertible securities, warrants, options or subscription rights were acquired during the Offer Period or within 12 months prior to the commencement of the Offer Period, they will be treated as if they were purchases of the underlying shares at a price equal to the sum of the purchase price of such convertible securities, warrants, options or other subscription rights plus the relevant conversion or exercise price paid (or if such convertible securities, warrants, options or other subscription rights have not yet been converted or exercised, the maximum conversion or exercise price payable under the relevant conversion or exercise terms).

10.4.5   If an Offeror shall fail to take the actions contemplated by this Section 10.4, or shall fail to comply with such Offeror’s obligations under the Offer, then the shares of capital stock of the Corporation held by such Offeror which resulted in such Offeror being required to make an Offer shall be subject to the Voting Power Reduction.

10.4.6   If an issue of new securities by the Corporation would otherwise result in an obligation to make an Offer under this Section 10.4, the obligation may be waived by the holders of a majority of the Represented Voting Power not affiliated or acting in concert with the proposed recipient of the new securities.

10.4.7   The Voting Power Reduction imposed pursuant to Section 10.4.5 shall cease to apply (i) when the Corporation receives written evidence of a sale of the stock of an Offeror which resulted in such Offeror being required to make an Offer that the Board of Directors determines to be a bona fide sale to a person who is not acting in concert with the Offeror, or (ii) when the provisions of this Section 10.4 relating to the Offer or, as the case may be, the Offeror’s obligations under the Offer, have been complied with in full.

10.5   The Board of Directors shall, to the fullest extent permitted by law, have the exclusive power and authority to administer and interpret the provisions of this Article X and to exercise all rights and powers specifically granted to the Board of Directors or the Corporation or as may be necessary or advisable in the administration of this Article X. All such actions, calculations, determinations and interpretations which are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Corporation and the beneficial and record owners of the capital stock of the Corporation and shall not subject the Board of Directors to any liability to the fullest extent permitted by law.

ARTICLE XI

11.1   The Corporation shall not, without the affirmative vote of the holders of at least seventy-five per cent (75%) of the Represented Voting Power, in addition to any other vote that may be required by law, waive the preemptive rights of the stockholders set forth in Article IX of this Restated Certificate of Incorporation.

11.2   The Corporation shall not, without the affirmative vote of the holders of at least seventy-five per cent (75%) of the Represented Voting Power, in addition to any other vote that may be required by law, amend, alter, change or repeal, or adopt any provision as part of this Restated Certificate of Incorporation or adopt a Preferred Stock Designation in accordance with Article IV of this Restated Certificate of Incorporation.

11.3   Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, any Director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares of capital stock of the Corporation then entitled to vote at an election of directors.

11.4   Subject to Section 11.5, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the Represented Voting Power, issue new shares of capital stock of the Corporation, other than:

(a)    the issuance of shares of Common Stock of the Corporation in connection with the offering to be completed on Admission;

(b)   the issuance of shares of any class of capital stock of the Corporation pursuant to a stock option or incentive award plan or other employee benefit plan approved by the Board of Directors; and

(c)    the issuance of shares of any class of capital stock of the Corporation resulting from the conversion or exercise (as applicable) of convertible securities, warrants, options or other subscription rights which have been issued in accordance with Section 9.1.

11.5   Until the annual meeting of the stockholders of the Corporation in 2008, the provisions of Section 11.4 shall not apply to the issuance by the Corporation of shares of any class of capital stock which (together with any other shares issued by the Corporation in accordance with this Section 11.5 since Admission, but excluding any shares issued in accordance with clauses (a) to (c) of Section 11.4 above) comprise less than one third of the total number of issued shares of capital stock of the Corporation immediately following Admission.

11.6   Subject to Section 11.7, the Corporation shall not, without the affirmative vote of the holders of at least a majority of the Represented Voting Power, make a purchase of its own shares of capital stock, other than:

(a)    the purchase of shares of any class of capital stock of the Corporation in connection with a stock option or incentive award plan or other employee benefit plan approved by the Board of Directors; and

(b)   the purchase of shares of any class of capital stock of the Corporation to be held in treasury and not retired or reduced or otherwise eliminated.

11.7   Until the annual meeting of the stockholders of the Corporation in 2008, the provisions of Section 11.6 shall not apply to the purchase by the Corporation out of surplus of its own shares of capital stock which (together with any other shares purchased by the Corporation in accordance with this Section 11.7 since Admission, but excluding any shares purchased in accordance with clauses (a) and (b) of Section 11.6 above) comprise less than ten per cent (10%) of the total number of issued shares of capital stock of the Corporation immediately following Admission.

ARTICLE XII

The Corporation shall not be governed by Section 203 of the DGCL.

ARTICLE XIII

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article XIII; provided, however, that (i) no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law; and (ii) in addition to any other vote that may be required by law, the affirmative vote of the holders of at least seventy-five per cent (75%) of the Represented Voting Power shall be required to amend, alter, change or repeal, or to adopt any provision as part of, this Restated Certificate of Incorporation or a Preferred Stock Designation.

ARTICLE XIV

Despite anything herein to the contrary, the provisions of Article IX, Article X, Article XI and clause (ii) of Article XIII shall be applicable from the date of Admission and only for so long as the Corporation has any shares of its Common Stock admitted to the Official List of the Financial Services Authority and traded on the London Stock Exchange.

ARTICLE XV

The Corporation shall, upon the written request at any time of any holder of capital stock of the Corporation, furnish to such holder a copy of any agreement referenced in this Restated Certificate of Incorporation. In addition, each agreement referenced in this Restated Certificate of Incorporation is on file at the principal office of the Corporation.

ARTICLE XVI

If any term or provision in this Restated Certificate of Incorporation shall be in violation of any applicable law or public policy, then this Restated Certificate of Incorporation  shall be deemed to include such term or provision only to the fullest extent that it is legal, valid and enforceable, and the remainder of the terms and provisions herein shall be construed as if such illegal, invalid, unlawful, void, voidable or unenforceable term or provision were not contained herein.

IN WITNESS WHEREOF, Samsonite Corporation has caused this Restated Certificate of Incorporation to be executed on its behalf this ___ day of _________________, 2007.

SAMSONITE CORPORATION
By:
Name:
Title:

APPENDIX B

SAMSONITE CORPORATION

2007 EQUITY INCENTIVE PLAN

SAMSONITE CORPORATION

2007 EQUITY INCENTIVE PLAN

SAMSONITE CORPORATION
2007 EQUITY INCENTIVE PLAN

1.                 Purpose; Types of Awards; Construction.

The purposes of the Samsonite Corporation 2007 Equity Incentive Plan (the “Plan”) are to afford an incentive to directors, selected officers and other employees, of Samsonite Corporation (the “Company”), or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired, to continue as directors, officers, employees, as the case may be, to increase their efforts on behalf of the Company and its Subsidiaries and to promote the success of the Company’s business. The Plan provides for the grant of Options (including “incentive stock options” and “nonqualified stock options”), stock appreciation rights, restricted stock, restricted stock units and other equity-based awards. The Plan is designed so that Awards granted hereunder intended to comply with the requirements for “performance-based compensation” under Section 162(m) of the Code may comply with such requirements.

2.                 Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)   “Admission Date” means the date of admission of the Stock to the Official List of the United Kingdom Listing Authority or the granting of permission for the Stock to be dealt in on the Alternative Investment Market or any other recognized stock exchange (as defined in Section 841 of the UK Income and Corporation Tax Act 1988).

(b)   “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.

(c)   “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(d)   “Board” means the Board of Directors of the Company.

(e)   “Change in Control” means a change in control of the Company, which will be deemed to have occurred if:

(i)    any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (C) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities (excluding any person who becomes such a beneficial owner in connection with a transaction immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (x) any parent of the Company or the entity surviving such merger or consolidation (y) if there is no such parent, of the Company or such surviving entity;

(ii)   the following individuals cease for any reason to constitute a majority of the number of directors then serving:  individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

(iii)  there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (x) any parent of the Company or the entity surviving such merger or consolidation (y) if there is no such parent, of the Company or such surviving entity; or

(iv)  the shareholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (x) any parent of the Company or the entity surviving such merger or consolidation (y) if there is no such parent, of the Company or such surviving entity.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of the Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(f)    “Code” means the United States Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

(g)   “Committee” means the committee established by the Board to administer the Plan.

(h)   “Company” means Samsonite Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

(i)    “Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

(j)    “Effective Date” means the later of the date on which the Committee or the Board approves the adoption of the Plan and the Admission Date.

(k)   “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

(l)    “Fair Market Value” means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) if the shares of Stock are listed on the London Stock Exchange, the middle market quotation as derived from the Daily Official List; (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market; or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(m)  “Grant Period” means any of the following:

(i)    the period of 42 days commencing on the date of the announcement of the results of the Company for any financial period; or

(ii)   the period of 42 days following the day when the Company resolves that exceptional circumstances have arisen which justify the grant of Awards.

(n)   “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(o)   “Model Code” means the Model Code as set out in Annex IR to LR of The Financial Services Authority Listing Rules.

(p)   “NQSO” means any Option that is not designated as an ISO.

(q)   “Option” means a right, granted to a Participant under Section 6(b)(i), to acquire shares of Stock (whether by subscription or by purchase). An Option may be either an ISO or an NQSO, provided that ISOs may be granted only to United States employees of the Company or a Parent or Subsidiary of the Company.

(r)    “Other Stock-Based Award” means a right or other interest granted to a Participant that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan and (ii) a right granted to a Participant to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

(s)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(t)    “Participant” means a natural person who, as a director, officer or other employee of the Company or a Parent or Subsidiary of the Company, has been granted an Award under the Plan.

(u)   “Performance Goals” means such performance goals as shall be determined by the Committee in its absolute discretion and which may be based on one or more of the following criteria, determined in accordance with generally accepted accounting principles or such other standards prevailing at the time of their measurement (GAAP), where applicable: (1) pre-tax income or after-tax income; (2) operating or profit margins, (3) return on equity, assets, capital or investment, (4) earnings or book value per share, (5) sales or revenues, (6) operating expenses, (7) Stock price appreciation, (8) cash flow, (9) strategic business targets or objectives, (10) non-GAAP financial measures such as EBITDA or total stockholder return, and (11) implementation or completion of critical projects or processes. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or a Parent or Subsidiary of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be evaluated in accordance with GAAP, where applicable, and shall be subject to certification by the Committee to the extent desirable to ensure that income payable pursuant to the Award shall qualify as “performance based compensation” within the meaning of 162(m) of the Code.

The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Parent or Subsidiary of the Company or the financial statements of the Company or any Parent or Subsidiary of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

(v)   “Performance Period” means in relation to an Award, and subject as otherwise provided in the Plan, such period as the Committee may determine at the date of grant, and in the absence of any such determination, a period of three consecutive Financial Years commencing with the Financial Year in which the date of grant of such Award occurs. Notwithstanding the foregoing, the Performance Period of an Award of Restricted Stock shall not extend beyond the fifth anniversary of its date of grant;

(w)  “Plan” means this Samsonite Corporation 2007 Equity Incentive Plan, as amended from time to time.

(x)   “Restricted Stock” means an Award of shares of Stock to a Participant under Section 6(b)(iii) that may be subject to certain restrictions and to a risk of forfeiture.

(y)   “Restricted Stock Unit” or “RSU” means a right granted to a Participant under Section 6(b)(iv) to receive Stock or cash at the end of a specified period, which right may be conditioned on the satisfaction of specified performance or other criteria.

(z)   “Securities Act” means the United States Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

(aa) “Stock” means shares of the common stock, par value $0.01 per share, of the Company.

(bb) “Stock Appreciation Right” or “SAR” means the right, granted to a Participant under Section 6(b)(ii), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

(cc) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.                 Administration.

The Plan shall be administered by the Board or by such Committee that the Board may appoint for this purpose. If a Committee is appointed to administer the Plan, all references herein to the “Committee” shall be references to such Committee except with respect to the adoption or termination of the Plan, which shall be in the sole authority of the Board. If no Committee is appointed by the Board to administer the Plan, all references herein to the “Committee” shall be references to the Board. The Committee may delegate to one or more agents such administrative duties as it may deem advisable, and the Committee or any other person to whom the Board has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such Committee or person may have under the Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to:  (i) grant Awards at any time; provided, that following Admission Date Awards may be granted only during the Grant Period or on any other day when the Committee resolves that exceptional circumstances have arisen which justify the making of Awards; (ii) determine the persons to whom and the time or times at which Awards shall be granted; (iii) determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; (iv) determine in their absolute discretion the extent to which a Performance Goal attaching to an Award has been met; (v) determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; (vi) make adjustments in the terms and conditions of, and the Performance Goals (if any) included in, Awards; (vii) construe and interpret the Plan and any

Award; (viii) prescribe, amend and rescind rules and regulations relating to the Plan; (ix) determine the terms and provisions of the Award Agreements (which need not be identical for each Participant); and (x) make all other determinations deemed necessary or advisable for the administration of the Plan.

Notwithstanding the foregoing, neither the Board, the Committee or their respective delegates shall have the authority to:

(i)    reprice (or cancel and regrant) any Option or, if applicable, other Award at a lower exercise, base or purchase price;

(ii)   amend the limits on individual participation in Section 5;

(iii)  amend the Plan limits in Section 5; or

(iv)  amend this Section 3

in any case, without first obtaining the approval of the Company’s shareholders. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including but not limited to the Company, any parent or subsidiary of the Company, any Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder.

4.                 Eligibility.

Awards may be granted to selected directors, officers and other employees of the Company or any Parent or Subsidiary of the Company, in the discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

No Award shall be granted to selected directors, officers and other employees of the Company or any Parent or Subsidiary of the Company at a time when such individual would be prohibited from participating in the Plan by the Model Code, or any other similar regulations or internal dealing code.

5.                 Stock Subject to the Plan.

The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 20,000,000 subject to adjustment as provided herein. No more than 20,000,000 shares of Stock may be made subject to ISOs granted under the Plan. No more than 10,000,000 shares of Stock may be made subject to Awards granted to any individual in any calendar year. Subject to the Plan limits set forth above, in any financial year of the Company, any Award granted on or after the Admission Date to any individual shall be limited and take effect so that immediately after the grant of such Award the aggregate Fair Market Value of the shares of Stock comprised in such Award, when added to the aggregate Fair Market Value of shares of Stock comprised in any other Awards granted to the Participant in such financial year shall not exceed an amount equal to four times the annual base salary excluding bonuses and benefits in kind) of the relevant individual payable by the Company or any Parent or Subsidiary of the Company on the date of grant of the Award (or, where the individual is paid the majority or all of his or her remuneration in a currency other than U.S. Dollars, the U.S. dollar equivalent thereof. For the avoidance of doubt, the Committee may use a reasonably approximate exchange rate for this purpose, such approximation to be at the discretion of the Committee). In exceptional circumstances on or after the Admission Date, the individual limit specified in this Section 5 may be exceeded to the extent deemed appropriate by the Committee, except with respect to any Participant the Committee determines is likely to be a Covered Employee with respect to the relevant taxable year. Determinations made in respect of the limitations set forth in this paragraph shall be made in a manner consistent with Section 162(m) of the Code.

Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise.

If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award terminates or expires without a distribution of shares to the Participant, or if shares of Stock are surrendered or withheld as payment of either the exercise price of an Award and/or withholding taxes in respect of an Award, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of:  (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards; (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards; (iii) the exercise price, grant price or purchase price relating to any Award; provided, that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code; (iv) the Performance Goals applicable to outstanding Awards; and (v) the individual share limitations applicable to Awards. In addition, the Committee may determine that any such equitable adjustment may be accomplished by making a payment to the Award holder, in the form of cash or other property (including but not limited to shares of Stock).

6.                 Terms of Awards.

(a)   General.   The term of each Award shall be for such period as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Parent or Subsidiary of the Company upon the grant, vesting, maturation or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

(b)   Terms of Specified Awards.   The Committee is authorized to grant the Awards described in this Section 6(b), under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards shall be granted with vesting, value and/or and payment contingent upon Performance Goals. Except as otherwise set forth herein or as may be determined by the Committee, each Award granted under the Plan shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine at the date of grant or thereafter.

(i)    Options.   The Committee is authorized to grant Options to Participants on the following terms and conditions:

(1)   Type of Award.   The Award Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

(2)   Exercise Price.   The exercise price per share of Stock purchasable under an Option shall be determined by the Committee. The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Participant, through a “broker cashless exercise” procedure approved by the Committee (to the extent permitted by law) or a combination of the above, in any case in an amount having a combined value equal to such exercise price. An Award Agreement may provide that a Participant may pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company.

(3)   Term and Exercisability of Options.   Options shall be exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

(4)   Termination of Employment.   An Option may not be exercised unless:  (A) the Participant is then a director of, in the employ of, or providing services to, the Company or a Parent or Subsidiary of the Company; and (B) the Participant has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the Option; provided, that the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations of employment or service, to a date not later than the expiration date of such Option.

(5)   Other Provisions.   Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such Options, as the Committee may prescribe in its discretion or as may be required by applicable law.

(6)   Special Provisions Applicable to Incentive Stock Options.   Notwithstanding any other provisions of the Plan, the following terms shall apply to ISOs:

(A)  ISOs may be granted only to Participants who are employees of the Company or any Parent or Subsidiary.

(B)  The exercise price of an ISO shall be not less than 100% of the Fair Market Value of the Stock as of the date of grant; provided, that the exercise price of an ISO granted to a “ten percent shareholder” (within the meaning of 422(c)(5) of the Code) shall not be less than 110% of the Fair Market Value of the Stock as of the date of grant.

(C)  The term of an ISO granted to a ten percent shareholder shall be no longer than five years from the date of grant.

(D)  The aggregate Fair Market Value (determined as of the date of grant) of shares of Stock with respect to which ISOs are exercisable for the first time by a Grantee during any calendar year (under the Plan or under any other incentive stock option plan of the Company) shall not exceed $100,000.

(E)  In the event that the Code or the regulations promulgated thereunder applicable to ISOs are amended after the Effective Date of the Plan in a manner that would cause the provisions of this Section 6(b)(i)(6) to be inconsistent with such amended sections, such amended sections shall be automatically incorporated into the Plan and shall apply to all ISOs to the extent permitted by the Code.

(F)   To the extent that an Option intended to qualify as an Incentive Stock Option does not qualify for such treatment, such Option shall be treated as a Nonqualified Stock Option.

(ii)   SARs.   The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(1)   In General.   Unless the Committee determines otherwise, a SAR (A) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (B) granted in tandem with an ISO may only be granted at the time of grant of the related ISO. A SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of a SAR may made in cash, Stock or property as specified in the Award or determined by the Committee.

(2)   Right Conferred.   A SAR shall confer on the Participant a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of a SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine), and may be paid with or without interest, as determined by the Committee, where the date of exercise is earlier than the date on which payment in respect of the SAR is made.

(3)   Term and Exercisability of SARs.   SARs shall be exercisable over the exercise period (which shall not exceed the lesser of ten years from the date of grant or, in the case of a tandem SAR, the expiration of its related Award), at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, that the Committee shall have the authority to accelerate the exercisability of any outstanding SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. A SAR may be exercised to the extent of any or all full shares of Stock as to which the SAR (or, in the case of a tandem SAR, its related Award) has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

(4)   Termination of Employment.   A SAR may not be exercised unless:  (A) the Participant is then a director of, in the employ of, or providing services to, the Company or a Parent or Subsidiary of the Company; and (B) the Participant has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the SAR; provided, that the Award Agreement may contain provisions extending the exercisability of SAR, in the event of specified terminations of employment or service, to a date not later than the expiration date of such SAR (or, in the case of a tandem SAR, its related Award).

(5)   Other Provisions.   SARs may be subject to such other conditions including, but not limited to, restrictions on transferability of the shares acquired upon exercise of such SARs, as the Committee may prescribe in its discretion or as may be required by applicable law.

(iii)  Restricted Stock.   The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(1)   Issuance and Restrictions.   Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of Performance Goals. Unless otherwise determined by the Committee, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

(2)   Forfeiture.   Upon termination of employment with or service to the Company during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are then subject to restrictions shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(3)   Certificates for Stock.   Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate.

(4)   Dividends.   Dividends paid on Restricted Stock shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in shares of Stock having a Fair Market Value equal to the amount of such dividends. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(iv)  Restricted Stock Units.   The Committee is authorized to grant Restricted Stock Units to Participants, subject to the following terms and conditions:

(1)   Award and Restrictions.   Delivery of Stock or cash, as determined by the Committee, will occur upon expiration of the period specified for Restricted Stock Units by the Committee during which forfeiture conditions apply, or such later date as the Committee shall determine. The Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, only upon the attainment of Performance Goals.

(2)   Forfeiture.   Upon termination of employment with or service to the Company prior to the vesting of a Restricted Stock Unit, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid dividend equivalents that are then subject to deferral or restriction shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

(3)   Dividend Equivalents.   The Committee may in its discretion determine whether Restricted Stock Units may be credited with dividend equivalents at such time as dividends, whether in the form of cash, Stock or other property, are paid with respect to the Stock. Any such dividend equivalents shall be credited in the form of additional Restricted Stock Units and shall subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such dividend equivalent was credited.

(v)    Other Stock-Based Awards.   The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this paragraph may be granted with vesting, value and/or payment contingent upon Performance Goals. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter.

7.                 Change in Control Provisions.

Unless otherwise determined by the Committee and evidenced in an Award Agreement, in the event of a Change in Control, then all outstanding  Awards shall become vested and/or exercisable on the day immediately preceding the date on which the Change in Control occurs, based on the achievement of the Performance Goal set out in the Award Agreement during the Performance Period through the day on which Change of Control occurs. In determining the extent to which any Award shall vest and/or become exercisable in the event of a Change in Control, the Committee shall apply the following formula:

X	=	A	×	C
B

Where:

X =	The extent to which the Award shall vest in the event of a Change of Control rounded down to the nearest whole number
A =	the number of days between the first day of the Performance Period and the date determined by the Committee to be the end of the Performance Period in Section 7 (both days inclusive)
B =	the total number of days in the Performance Period
C =	the number of shares of Stock subject to the Award.

The Committee may, in its absolute discretion, decide not to provide for the vesting and/or exercisability of an Award in accordance with this Section 7 if it regards it as inappropriate to do so in the particular circumstances.

8.                 General Provisions.

(a)   Nontransferability.   Unless otherwise provided in an Award Agreement, Awards shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

(b)   No Right to Continued Employment, etc.   Nothing in the Plan or in any Award, any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of, or to continue as a director of, or to continue to provide services to, the Company or any Parent or Subsidiary of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Parent or Subsidiary to terminate such Participant’s employment or director or independent contractor relationship.

(c)   Taxes.   The Company or any Parent or Subsidiary of the Company is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations. The Committee may provide in the Award Agreement that in the event that a Participant is required to pay any amount to be withheld in connection with the issuance of shares of Stock in settlement or exercise of an Award, the Participant may satisfy such obligation (in whole or in part) by electing to have the Company withhold a portion of the shares of Stock to be received upon settlement or exercise of such Award that is equal to the minimum amount required to be withheld.

(d)   Stockholder Approval; Amendment and Termination.

(i)    The Plan shall take effect upon the later of its adoption by the Board and the Admission Date but the Plan (and any grants of Awards made prior to the stockholder approval mentioned herein) shall be subject to the requisite approval of the stockholders of the Company.

(ii)   The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that an amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. The Committee may at any time and from time to time alter, amend, suspend or terminate an outstanding Award in whole or in part. Notwithstanding the foregoing sentence of this clause (ii), no alteration or amendment to or suspension or termination of the Plan or any Award shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted under the Plan.

(e)   Expiration of Plan.   Unless earlier terminated by the Committee pursuant to the provisions of the Plan, the Plan shall expire on the tenth anniversary of the Effective Date. No Awards shall be granted under the Plan after such expiration date. The expiration of the Plan shall not affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted.

(f)    Deferrals.   The Committee shall have the authority to establish such procedures and programs that it deems appropriate to provide Participants with the ability to defer receipt of cash, Stock or other property payable with respect to Awards granted under the Plan.

(g)   No Rights to Awards; No Stockholder Rights.   No Participant shall have any claim to be granted any Award under the Plan. There is no obligation for uniformity of treatment among Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.

(h)   Unfunded Status of Awards.   The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(i)    No Fractional Shares.   No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)    Regulations and Other Approvals.

(i)    The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)   Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)  In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

(iv)  The Committee may require a Participant receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to enter into a stockholder agreement or “lock-up” agreement in such form as the Committee shall determine is necessary or desirable to further the Company’s interests.

(k)   Governing Law.   The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.